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As filed with the Securities and Exchange Commission on December 6, 2007.

Registration No. 333-147099

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

AMENDMENT NO. 1
TO

FORM F-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

DANAOS CORPORATION
*And the Guarantors listed in the Table of Additional Registrants
(Exact Name of Registrant as Specified in its Charter)

Not Applicable (Translation of Registrant's Name into English)
Republic of the Marshall Islands	Not Required
(State or other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
14 Akti Kondyli 185 45 Piraeus Greece 011 30 210 419 6480 (Address and telephone number of Registrant's principal executive offices)

Morgan, Lewis & Bockius LLP
Attn.: Stephen P. Farrell
101 Park Avenue
New York, New York 10178
(212) 309-6000 (telephone)
(212) 309-6001 (facsimile)
(Name, address and telephone number of agent for service)

        Approximate Date of Commencement of Proposed Sale of the Securities to the Public: From time to time after the effective date of this Registration Statement, as determined by market conditions.

        If only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.    ☐

        If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.    ☒

        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

        If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

        If this Form is a registration statement pursuant to General Instruction I.C. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.    ☐

        If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.C. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.    ☐

        The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANTS*

Company	Country of Incorporation
Appleton Navigation S.A.	Liberia
Auckland Marine Inc.	Liberia
Baker International S.A.	Liberia
Balticsea Marine Inc.	Liberia
Bayard Maritime Limited	Liberia
Bayview Shipping Inc.	Liberia
Blacksea Marine Inc.	Liberia
Bounty Investment Inc.	Liberia
Boxcarrier (No. 1) Corp.	Liberia
Boxcarrier (No. 2) Corp.	Liberia
Boxcarrier (No. 3) Corp.	Liberia
Boxcarrier (No. 4) Corp.	Liberia
Boxcarrier (No. 5) Corp.	Liberia
Boxcarrier (No. 6) Corp.	Liberia
Boxcarrier (No. 7) Corp.	Liberia
Boxcarrier (No. 8) Corp.	Liberia
Cellcontainer (No. 1) Corp.	Liberia
Cellcontainer (No. 2) Corp.	Liberia
Cellcontainer (No. 3) Corp.	Liberia
Cellcontainer (No. 4) Corp.	Liberia
Cellcontainer (No. 5) Corp.	Liberia
Channelview Marine Inc.	Liberia
Commodore Marine Inc.	Liberia
Constantia Maritime Inc.	Liberia
Containers Lines Inc.	Liberia
Containers Services Inc.	Liberia
Continent Marine Inc.	Liberia
Deleas Shipping Limited	Cyprus
Duke Marine Inc.	Liberia
Erato Navigation Inc.	Liberia
Expresscarrier (No. 1) Corp.	Liberia
Expresscarrier (No. 2) Corp.	Liberia
Expresscarrier (No. 3) Corp.	Liberia
Expresscarrier (No. 4) Corp.	Liberia
Expresscarrier (No. 5) Corp.	Liberia
Federal Marine Inc.	Liberia
Geoffrey Shipholding Limited	Liberia
Helderberg Maritime Inc.	Liberia
Independence Navigation Inc.	Liberia
Karlita Shipping Company Limited	Cyprus

Lacey Navigation Inc.	Liberia
Lato Shipping (Private) Ltd.	Singapore
Lito Navigation Inc.	Liberia
Lydia Inc.	Liberia
Medsea Marine Inc.	Liberia
Megacarrier (No. 1) Corp.	Liberia
Megacarrier (No. 2) Corp.	Liberia
Megacarrier (No. 3) Corp.	Liberia
Megacarrier (No. 4) Corp.	Liberia
Megacarrier (No. 5) Corp.	Liberia
Oceanew Shipping Limited	Cyprus
Oceanprize Navigation Limited	Cyprus
Peninsula Maritime Inc.	Liberia
Ramona Marine Company Limited	Cyprus
Sapfo Navigation Inc.	Liberia
Saratoga Trading S.A.	Liberia
Seacaravel Shipping Limited	Cyprus
Seacarriers Lines Inc.	Liberia
Seacarriers Services Inc.	Liberia
Seasenator Shipping Limited	Cyprus
Sederberg Maritime Inc.	Liberia
Speedcarrier (No. 1) Corp.	Liberia
Speedcarrier (No. 2) Corp.	Liberia
Speedcarrier (No. 3) Corp.	Liberia
Speedcarrier (No. 4) Corp.	Liberia
Speedcarrier (No. 5) Corp.	Liberia
Teucarrier (No. 1) Corp.	Liberia
Teucarrier (No. 2) Corp.	Liberia
Teucarrier (No. 3) Corp.	Liberia
Teucarrier (No. 4) Corp.	Liberia
Teucarrier (No. 5) Corp.	Liberia
Titanium Holdings Inc.	Liberia
Tully Enterprises S.A.	Liberia
Tyron Enterprises S.A.	Liberia
Victory Shipholding Inc.	Liberia
Wellington Marine Inc.	Liberia
Westwood Marine S.A.	Liberia
Winterberg Maritime Inc.	Liberia

*
Addresses and telephone numbers for each of the Additional Registrants are the same as those of Danaos Corporation. I.R.S. Employer Identification Numbers are not required for the Additional Registrants.

This information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED DECEMBER 6, 2007.

PROSPECTUS

$1,000,000,000

DANAOS CORPORATION

DEBT SECURITIES
WARRANTS
PURCHASE CONTRACTS
UNITS
COMMON STOCK
PREFERRED STOCK

COMMON STOCK OFFERED BY THE SELLING STOCKHOLDERS

        We may offer debt securities (which may be guaranteed by one or more of our subsidiaries), warrants, purchase contracts, units, common stock or preferred stock from time to time. When we decide to sell a particular class or series of securities, we will provide specific terms of the offered securities in a prospectus supplement. The securities offered by the registrants pursuant to this prospectus will have an aggregate public offering price of up to $1,000,000,000.

        In addition, selling stockholders or their pledgees, donees, transferees or other successors in interest, who will be named in a prospectus supplement, may offer and sell from time to time up to 44,318,500 shares of common stock using this prospectus and any prospectus supplement. We will not receive any of the proceeds from any sale of common stock by the selling stockholders, or by their respective pledgees, donees, transferees or other successors in interest.

        The securities covered by this prospectus may be offered and sold from time to time in one or more offerings, which may be through one or more underwriters, dealers and agents, or directly to the purchasers. The names of any underwriters, dealers or agents, if any, will be included in a supplement to this prospectus.

        This prospectus describes some of the general terms that may apply to these securities and the general manner in which they may be offered. The specific terms of any securities to be offered, and the specific manner in which they may be offered, will be described in one or more supplements to this prospectus. A prospectus supplement may also add, update or change information contained in this prospectus.

        Our common stock is traded on the New York Stock Exchange under the symbol "DAC."

        Our principal offices are located at 14 Akti Kondyli, 185 45 Piraeus, Greece. Our telephone number at such address is 011 30 210 419 6480.

        Investing in our securities involves risks. You should carefully consider the risk factors set forth in the applicable supplement to this prospectus before investing in any securities that may be offered.

        Neither the Securities and Exchange Commission nor any state or other securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus dated                        , 2007.

TABLE OF CONTENTS

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS	1
RISK FACTORS	2
SERVICE OF PROCESS AND ENFORCEMENT OF LIABILITIES	2
ABOUT THIS PROSPECTUS	2
PROSPECTUS SUMMARY	3
WHERE YOU CAN FIND ADDITIONAL INFORMATION	7
INCORPORATION OF CERTAIN INFORMATION BY REFERENCE	7
RATIO OF EARNINGS TO FIXED CHARGES	8
USE OF PROCEEDS	8
CAPITALIZATION	9
DESCRIPTION OF DEBT SECURITIES	9
DESCRIPTION OF WARRANTS	18
DESCRIPTION OF PURCHASE CONTRACTS	19
DESCRIPTION OF UNITS	20
DESCRIPTION OF CAPITAL STOCK	20
FORM, EXCHANGE AND TRANSFER	28
BOOK-ENTRY PROCEDURES AND SETTLEMENT	28
MARSHALL ISLANDS COMPANY CONSIDERATIONS	31
SELLING STOCKHOLDERS	35
PLAN OF DISTRIBUTION	35
LEGAL MATTERS	39
EXPERTS	39

        You should rely only on the information provided in this prospectus and the prospectus supplement, as well as the information incorporated by reference. We have not authorized anyone to provide you with additional or different information. We are not making an offer of these securities in any jurisdiction or state where the offer is not permitted. You should not assume that the information in this prospectus, the prospectus supplement or any documents incorporated by reference herein or therein is accurate as of any date other than the date of the applicable document.

i

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

        This prospectus, any prospectus supplement and the documents incorporated herein and therein by reference contain forward-looking statements based on beliefs of our management. Any statements contained in this prospectus, any prospectus supplement and the documents incorporated herein and therein by reference that are not historical facts are forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We have based these forward-looking statements on our current expectations and projections about future events, including:

  •
  future operating or financial results;

  •
  pending acquisitions and dispositions, business strategies and expected capital spending;

  •
  operating expenses, availability of crew, number of off-hire days, drydocking requirements and insurance costs;

  •
  general market conditions and shipping market trends, including charter rates, vessel values and factors affecting supply and demand;

  •
  our financial condition and liquidity, including our ability to obtain financing in the future to fund capital expenditures, acquisitions and other general corporate activities;

  •
  our expectations about the availability of ships to purchase, the time that it may take to construct new ships, or the useful lives of our ships;

  •
  our continued ability to enter into multi-year, fixed-rate time charters with our customers;

  •
  our expectations relating to dividend payments and our ability to make such payments;

  •
  our ability to leverage to our advantage our manager's relationships and reputation in the containership shipping sector of the international shipping industry;

  •
  changes in governmental rules and regulations or actions taken by regulatory authorities;

  •
  potential liability from future litigation; and

  •
  other factors discussed in the "Risk Factors" section of this prospectus and any prospectus supplement.

        The words "anticipate," "believe," "estimate," "expect," "forecast," "intend," "potential," "may," "plan," "project," "predict," and "should" and similar expressions as they relate to us are intended to identify such forward-looking statements, but are not the exclusive means of identifying such statements. We may also from time to time make forward-looking statements in our periodic reports that we will file with the U.S. Securities and Exchange Commission ("SEC") other information sent to our security holders, and other written materials. Such statements reflect our current views and assumptions and all forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. The factors that could affect our future financial results are discussed more fully in "Item 3. Key Information—Risk Factors" in our Annual Report on Form 20-F for the year ended December 31, 2006 filed with the SEC on May 30, 2007 and in our other filings with the SEC. We caution readers of this prospectus not to place undue reliance on these forward-looking statements, which speak only as of their dates. We undertake no obligation to publicly update or revise any forward-looking statements.

RISK FACTORS

        Investing in the securities to be offered pursuant to this prospectus may involve a high degree of risk. You should carefully consider the important factors set forth under the heading "Risk Factors" in our most recent Annual Report on Form 20-F filed with the SEC and incorporated herein by reference and in the accompanying prospectus supplement for such issuance before investing in any securities that may be offered.

        The risks described above, in a prospectus supplement and in any information incorporated by reference herein or therein are not the only ones that may exist. Additional risks not currently known by us or that we deem immaterial may also impair our business operations.

SERVICE OF PROCESS AND ENFORCEMENT OF LIABILITIES

        We are a Marshall Islands corporation and our executive offices are located outside of the United States in Piraeus, Greece. A majority of our directors and officers and some of the experts in this prospectus reside outside the United States. In addition, a substantial portion of our assets and the assets of our directors, officers and experts are located outside of the United States. As a result, you may have difficulty serving legal process within the United States upon us or any of these persons. You may also have difficulty enforcing, both in and outside of the United States, judgments you may obtain in U.S. courts against us or these persons in any action, including actions based upon the civil liability provisions of U.S. federal or state securities laws.

        Furthermore, there is substantial doubt that the courts of the Marshall Islands or Greece would enter judgments in original actions brought in those courts predicated on U.S. federal or state securities laws.

ABOUT THIS PROSPECTUS

        This prospectus is part of a registration statement that we filed with the SEC utilizing a shelf registration process. Under this shelf process, we may sell from time to time up to $1,000,000,000 of any combination of the securities described in this prospectus and the selling stockholders may sell up to 44,318,500 shares of our common stock in one or more offerings. This prospectus provides you with a general description of the securities we may offer. Each time we or the selling stockholders sell securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. If there is any inconsistency between the information contained in this prospectus and any prospectus supplement, you should rely on the information contained in that particular prospectus supplement. You should read both this prospectus and any prospectus supplement together with additional information described under the heading "Where You Can Find More Information."

PROSPECTUS SUMMARY

        The following summary should be read together with the information contained in other parts of this prospectus, any prospectus supplement and the documents we incorporate by reference. When we use the words the Company, we, us, ours and our, we are referring to Danaos Corporation unless we specifically indicate otherwise or the context clearly indicates otherwise. For a more complete understanding of the terms of a particular issuance of offered securities, and before making your investment decision, you should carefully read the prospectus and the documents referred to in "Where You Can Find More Information" for information about us, including our financial statements. We use the term "twenty foot equivalent unit," or "TEU," the international standard measure of containers, in describing the capacity of our containerships. Unless otherwise indicated, all references to currency amounts in this prospectus are in U.S. dollars.

Danaos Corporation

        Danaos Corporation is an international owner of containerships, chartering its vessels to many of the world's largest liner companies. Our fleet of containerships makes us one of the largest containership charter owners in the world, based on total TEU capacity. Our strategy is to charter our containerships under multi-year, fixed-rate time charters to a geographically diverse group of liner companies, including many of the largest such companies globally.

        We are a corporation domesticated in the Republic of the Marshall Islands on October 7, 2005, under the Marshall Islands Business Corporations Act, after having been incorporated as a Liberian company in 1998 in connection with the consolidation of our assets under Danaos Holdings Limited. In connection with our domestication in the Marshall Islands, we changed our name from Danaos Holdings Limited to Danaos Corporation. Our company operates through a number of subsidiaries, all of which are wholly-owned by us and either directly or indirectly own the vessels in our fleet. Our manager, Danaos Shipping Company Limited, was founded in 1972 and since that time it has continuously provided seaborne transportation services.

        In October 2006, we completed an initial public offering of our common stock in the United States and our common stock began trading on the New York Stock Exchange. We maintain our principal executive offices at 14 Akti Kondyli, 185 45 Piraeus, Greece. Our telephone number at that address is +30 210 419 6480.

The Securities We May Offer

        We may use this prospectus to offer up to $1,000,000,000 of:

  •
  debt securities, which may be guaranteed by one or more of our subsidiaries;

  •
  warrants;

  •
  purchase contracts;

  •
  units;

  •
  common stock; and

  •
  preferred stock.

        In addition, selling stockholders or their pledgees, donees, transferees or other successors in interest, may offer and sell from time to time up to 44,318,500 shares of common stock using this prospectus and any prospectus supplement.

        A prospectus supplement will describe the specific types, amounts, prices, and detailed terms of any of these offered securities and may describe certain risks associated with an investment in the securities. Terms used in the prospectus supplement will have the meanings described in this prospectus, unless otherwise specified.

Debt Securities

        We may issue senior or subordinated debt securities. Senior debt includes our notes, debt and guarantees and any other debt for money borrowed that is not subordinated. Subordinated debt, so designated at the time it is issued, would not be entitled to interest and principal payments if payments on the senior debt were not made.

        Certain of our subsidiaries may guarantee the debt securities we offer. Those guarantees may or may not be secured by liens, mortgages, and security interests in the assets of those subsidiaries. The terms and conditions of any such subsidiary guarantees, and a description of any such liens, mortgages or security interests, will be set forth in the prospectus supplement that will accompany this prospectus.

        Debt securities may bear interest at a fixed or a floating rate based upon one or more indices.

        For any particular debt securities we offer, the prospectus supplement will describe the specific designation; the aggregate principal or face amount and the purchase price; the applicable currencies; the ranking, whether senior or subordinated; the stated maturity; the conversion terms, if any; the redemption terms, if any; the rate or manner of calculating the rate and the payment dates for interest, if any; the amount or manner of calculating the amount payable at maturity and whether that amount may be paid by delivering cash, securities or other property; any specific covenants applicable to the particular debt securities; and any other specific terms.

        Our senior and subordinated debt will be issued under separate indentures between us and The Bank of New York, as indenture trustee. For a more detailed description of the features of the debt securities, see "Description of Debt Securities" below. You are also encouraged to read the indentures, which are filed as exhibits to the registration statement of which this prospectus forms a part. You can obtain copies of these documents by following the directions outlined in "Where You Can Find More Information."

General Indenture Provisions that Apply to Senior and Subordinated Debt Securities

  •
  The indentures allow us and our subsidiaries to merge, amalgamate or consolidate with another company, or sell our assets substantially as an entirety to another company, provided that certain conditions are met. If any of these events occur, the other company, if it is the survivor of the merger, amalgamation or consolidation or the purchaser of the assets, would be required to assume our responsibilities for the debt. Unless the transaction resulted in an event of default, we would be released from all liabilities and obligations under the debt securities when the other company assumed our responsibilities.

  •
  The indentures provide that holders of a majority of the principal amount of the debt securities outstanding in any series may vote to change certain of our obligations and those of our subsidiaries that guarantee our obligations, as well as your rights concerning those securities. However, changes to the financial terms of a debt security, including changes in the payment of principal or interest on that security or the currency of payment, cannot be made unless every holder of that debt security consents to the change.

  •
  We and those of our subsidiaries that guarantee our debt securities may satisfy our obligations on the debt securities or be released from our and their obligations to comply with the limitations discussed above at any time by irrevocably depositing sufficient amounts of cash or U.S. government securities with the indenture trustee to pay our obligations under the particular securities when due and by satisfying certain other conditions.

  •
  The indentures govern the actions of the indenture trustee with regard to the debt securities, including when the indenture trustee is required to give notices to holders of the securities and when lost or stolen debt securities may be replaced.

Events of Default

        The events of default specified in the indentures include:

  •
  failure to pay principal or premium, if any, when due;

  •
  failure to pay required interest for 30 days;

  •
  failure to make a deposit of any sinking fund payment, if any, when due;

  •
  a breach by us, or by our subsidiaries that may guarantee our debt securities, of the covenant with respect to merger and sale of assets;

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  failure to perform other covenants for 60 days after notice;

  •
  failure to pay, or the acceleration of, indebtedness in excess of $50.0 million;

  •
  if applicable, a finding that a guarantee of our debt securities by any or our subsidiaries is unenforceable or invalid;

  •
  certain events of insolvency, bankruptcy or reorganization, whether voluntary or not; and

  •
  any other event of default specified in the prospectus supplement.

Remedies

        If there were an event of default, the indenture trustee or the holders of 25% of the principal amount of debt securities outstanding in a series could demand that the principal and any unpaid interest be paid immediately. However, holders of a majority in outstanding principal amount of the securities in that series could rescind that acceleration of the debt securities. If there were an event of default resulting from certain events of bankruptcy, insolvency or reorganization, amounts payable under any debt securities would become immediately due and payable without any action by the indenture trustee of the holder of the debt securities of that series.

Warrants

        We may issue warrants to purchase our debt securities or warrants to purchase our equity securities.

        For any particular warrants that we offer, the applicable prospectus supplement will describe the underlying securities into which the warrant is exercisable; the expiration date; the exercise price or the manner of determining the exercise price; the amount and kind, or the manner of determining the amount and kind, of property or cash to be delivered by you or us upon exercise; and any other specific terms. We will issue the warrants under warrant agreements between us and one or more warrant agents.

Purchase Contracts

        We may issue purchase contracts for the purchase or sale of debt or equity securities issued by us or securities of third parties, a basket of such securities, an index or indices of such securities or any combination of the above as specified in the applicable prospectus supplement, currencies, or commodities. Each purchase contract will entitle the holder thereof to purchase or sell, and obligate us to sell or purchase, on specified dates, such securities, currencies or commodities at a specified purchase price, which may be based on a formula.

Units

        We may issue units consisting of one or more purchase contracts, warrants, debt securities, preferred stock, common stock or any combination of such securities. The applicable prospectus supplement will describe the terms of the units and of the purchase contracts, warrants, debt securities, preferred stock and common stock comprising the units, including whether and under what circumstances the securities comprising the units may be traded separately, a description of the terms of any unit agreement governing the units, and a description of the provisions for the payment, settlement, transfer or exchange of the units.

Common Stock

        We may issue shares of our common stock, par value $0.01 per share. Holders of our common stock are entitled to receive dividends when declared by our board of directors. Each holder of common stock is entitled to one vote per share. The holders of shares of common stock have no cumulative voting or preemptive rights.

Preferred Stock

        We may issue preferred stock, par value $0.01 per share, the terms of which will be established by our board of directors or a committee designated by the board. Each series of preferred stock will be more fully described in the prospectus supplement that will accompany this prospectus, including the terms of the preferred stock dealing with dividends, redemption provisions, rights in the event of liquidation, dissolution or winding up, voting rights and conversion rights. Generally, each series of preferred stock will rank on an equal basis with each other series of preferred stock and will rank prior to our common stock.

Form of Securities

        We will generally issue debt securities in book-entry, global form through one or more depositaries, such as The Depository Trust Company. Each sale of a security in book-entry form will settle in immediately available funds through the depositary, unless otherwise stated.

Payment Currencies

        Amounts payable in respect of the securities, including the purchase price, will be payable in U.S. dollars, unless the prospectus supplement states otherwise.

Listing

        Our common stock is listed on the New York Stock Exchange. If any securities are to be listed or quoted on any other securities exchange or quotation system, the applicable prospectus supplement will so state.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

        As required by the Securities Act of 1933, we have filed a registration statement relating to the securities offered by this prospectus with the SEC. This prospectus is a part of that registration statement, which includes additional information.

        We file annual and other reports with the SEC. You may read and copy any document we file at the SEC's public reference room located at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the SEC's Public Reference Room by calling the SEC in the United States at 1-800-SEC-0330. The SEC also maintains a web site at http://www.sec.gov that contains reports, proxy statements and other information regarding registrants that file electronically with the SEC.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

        The SEC allows us to "incorporate by reference" the information we file with the SEC. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this prospectus. Any information that we file later with the SEC and that is deemed incorporated by reference will automatically update and supersede the information in this prospectus. In all such cases, you should rely on the later information over different information included in this prospectus.

        This prospectus incorporates by reference the following documents:

  •
  our Annual Report on Form 20-F for the year ended December 31, 2006, filed with the SEC on May 30, 2007;

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  our Report on Form 6-K/A deemed furnished to the SEC on December 4, 2007, which includes our unaudited interim consolidated financial information for the nine months ended September 30, 2007;

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  our Report on Form 6-K/A deemed furnished to the SEC on December 4, 2007, which includes our recast financial information for the three years ended December 31, 2006 and related Operating and Financial Review and Prospects and five years of Selected Financial Data to reflect our drybulk operations as discontinued operations; and

  •
  the description of our common stock contained in our registration statement on Form 8-A (File No. 001-33060), filed with the SEC on October 2, 2006.

        We will also incorporate by reference any future filings made with the SEC under the Exchange Act until we terminate the offering contemplated by any prospectus supplement. In addition, we will incorporate by reference certain future materials furnished to the SEC on Form 6-K, but only to the extent specifically indicated in those submissions or in a future prospectus supplement.

        You may request a copy of these filings, at no cost, by writing or telephoning us at the following address:

Danaos Corporation
14 Akti Kondyli
185 45 Piraeus
Greece
Attention: Secretary
011 30 210 419 6480

 RATIO OF EARNINGS TO FIXED CHARGES

        The following table shows our ratios of earnings to fixed charges for the periods indicated, computed using amounts derived from our financial statements prepared in accordance with U.S. GAAP.

	Year Ended December 31,
						Nine Months Ended September 30, 2007
	2002	2003	2004	2005	2006
Ratio of Earnings to Fixed Charges	4.15	4.53	5.81	3.59	2.50	3.06

        For the purpose of computing the consolidated ratio of earnings to fixed charges, earnings consist of net income (loss) before equity income plus interest expensed and amortization of capitalized expenses relating to indebtedness, the interest portion of charter hire expense, amortization of capitalized interest and distributed income of equity investees. Fixed charges consist of interest expensed and capitalized, the interest portion of charter hire expense, and amortization of capitalized expenses relating to indebtedness.

USE OF PROCEEDS

        Unless otherwise set forth in the applicable prospectus supplement, we intend to use the net proceeds received from the sale of the securities we offer by this prospectus for general corporate purposes, which may include, among other things:

  •
  the acquisition of new vessels;

  •
  additions to working capital; and

  •
  the repayment of indebtedness.

        We may raise additional funds from time to time through equity or debt financings not involving the issuance of securities described in this prospectus, including borrowings under credit facilities, to finance our business and operations and new vessel acquisitions.

        We will not receive any of the proceeds from any sale of common stock by the selling stockholders, or by their respective pledgees, donees, transferees or other successors in interest.

CAPITALIZATION

        Our capitalization will be set forth in a prospectus supplement to this prospectus or in a report on Form 6-K subsequently furnished to the SEC and specifically incorporated herein by reference.

DESCRIPTION OF DEBT SECURITIES

        In this section, references to "holders" mean those who own debt securities registered in their own names on the books that Danaos Corporation or the indenture trustee maintains for this purpose, and not those who own beneficial interests in debt securities registered in street name or in debt securities issued in book-entry form through one or more depositaries. Owners of beneficial interests in the debt securities should read the section below entitled "Book-Entry Procedures and Settlement".

General

        The debt securities offered by this prospectus will be either senior or subordinated debt. We will issue senior debt under a senior debt indenture, and we will issue subordinated debt under a subordinated debt indenture. We sometimes refer to the senior debt indenture and the subordinated debt indenture individually as an indenture and collectively as the indentures. The indenture trustee under each of the senior debt indenture and the subordinated debt indenture will be The Bank of New York. We have filed the indentures with the SEC as exhibits to the registration statement of which this prospectus forms a part. You can obtain copies of the indentures by following the directions outlined in "Where You Can Find More Information", or by contacting the applicable indenture trustee.

        The following briefly summarizes the material provisions of the indentures and the debt securities, other than pricing and related terms disclosed for a particular issuance in an accompanying prospectus supplement. You should read the more detailed provisions of the applicable indenture, including the defined terms, for provisions that may be important to you. You should also read the particular terms of a series of debt securities, which will be described in more detail in an accompanying prospectus supplement.

        The indentures provide that our unsecured senior or subordinated debt securities may be issued in one or more series, with different terms, in each case as we authorize from time to time. We also have the right to reopen a previous issue of a series of debt securities by issuing additional debt securities of such series.

Information in the Prospectus Supplement

        The prospectus supplement for any offered series of debt securities will describe the following terms, as applicable:

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  the title or designation;

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  whether the debt is senior or subordinated;

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  whether the debt is guaranteed by our subsidiaries and whether those guarantees are secured and, if so, the collateral securing the guarantees;

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  the aggregate principal amount offered and authorized denominations;

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  the initial public offering price;

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  the maturity date or dates;

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  any sinking fund or other provision for payment of the debt securities prior to their stated maturity;

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  whether the debt securities are fixed rate debt securities or floating rate debt securities or original issue discount debt securities;

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  if the debt securities are fixed rate debt securities, the yearly rate at which the debt security will bear interest, if any;

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  if the debt securities are floating rate debt securities, the method of calculating the interest rate;

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  if the debt securities are original issue discount debt securities, their yield to maturity;

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  the date or dates from which any interest will accrue, or how such date or dates will be determined, and the interest payment dates and any related record dates;

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  if other than in U.S. Dollars, the currency or currency unit in which payment will be made;

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  any provisions for the payment of additional amounts for taxes;

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  the denominations in which the currency or currency unit of the securities will be issuable if other than denominations of $1,000 and integral multiples thereof;

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  whether the debt securities will be convertible into or exchangeable for other securities and, if so, the terms and conditions upon which such debt securities will be convertible or exchangeable;

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  the terms and conditions on which the debt securities may be redeemed at the option of the Company;

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  any obligation of the Company to redeem, purchase or repay the debt securities at the option of a holder upon the happening of any event and the terms and conditions of redemption, purchase or repayment;

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  the names and duties of any co-indenture trustees, depositaries, authenticating agents, calculation agents, paying agents, transfer agents or registrars for the debt securities;

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  any material provisions of the applicable indenture described in this prospectus that do not apply to the debt securities;

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  the ranking of the specific series of debt securities relative to other outstanding indebtedness, including subsidiaries' debt;

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  if the debt securities are subordinated, the aggregate amount of outstanding indebtedness, as of a recent date, that is senior to the subordinated securities, and any limitation on the issuance of additional senior indebtedness;

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  the place where we will pay principal and interest;

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  additional provisions, if any, relating to the defeasance of the debt securities;

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  any United States federal income tax consequences, if material;

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  the dates on which premium, if any, will be paid;

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  our right, if any, to defer payment of interest and the maximum length of this deferral period;

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  any listing of the debt securities on a securities exchange;

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  any events of default not set out in this prospectus; and

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  any other specific terms of the debt securities.

        We will issue the debt securities only in registered form. As currently anticipated, debt securities of a series will trade in book-entry form, and global notes will be issued in physical (paper) form, as described below under "Book-Entry Procedures and Settlement."

Senior Debt

        We will issue senior debt securities under the senior debt indenture. These senior debt securities will rank on an equal basis with all our other unsecured debt except subordinated debt.

Subordinated Debt

        We will issue subordinated debt securities under the subordinated debt indenture. Subordinated debt will rank subordinate and junior in right of payment, to the extent set forth in the subordinated debt indenture, to all our senior debt (both secured and unsecured).

        In general, the holders of all senior debt are first entitled to receive payment of the full amount unpaid on senior debt before the holders of any of the subordinated debt securities are entitled to receive a payment on account of the principal or interest on the indebtedness evidenced by the subordinated debt securities in certain events.

        If we default in the payment of any principal of, or premium, if any, or interest or any other monetary payment on any senior debt when it becomes due and payable after any applicable grace period, then, unless and until the default is cured or waived or ceases to exist, we cannot make a payment on account of or redeem or otherwise acquire the subordinated debt securities.

        If there is any insolvency, bankruptcy, liquidation or other similar proceeding relating to us or our property, then all senior debt must be paid in full before any payment may be made to any holders of subordinated debt securities.

        Furthermore, if we default in the payment of the principal of and accrued interest on any subordinated debt securities that is declared due and payable upon an event of default under the subordinated debt indenture, holders of all our senior debt will first be entitled to receive payment in full in cash before holders of such subordinated debt can receive any payments.

        Senior debt means:

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  the principal, premium, if any, interest and any other amounts owing in respect of indebtedness of the Company and/or of our subsidiaries that may guarantee our debt for money borrowed and indebtedness evidenced by securities, notes, debentures, bonds or other similar instruments issued by us, including the senior debt securities or letters of credit;

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  all capitalized lease obligations;

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  all hedging obligations;

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  all obligations representing the deferred purchase price of property; and

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  all deferrals, renewals, extensions and refundings of obligations of the type referred to above;

        but senior debt does not include:

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  subordinated debt securities;

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  any subsidiary guarantees of the subordinated debt securities; and

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  any indebtedness that by its terms is subordinated to, or ranks on an equal basis with, our subordinated debt securities.

Covenants

        Merger and Sale of Assets.    We may not, in a single transaction or a series of related transactions:

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  consolidate, amalgamate or merge with or into any other person or permit any other person to consolidate, amalgamate or merge with or into us; or

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  directly or indirectly, transfer, sell, lease or otherwise dispose of all or substantially all of our assets,

        unless, in either such case:

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  in a transaction in which we do not survive or in which we sell, lease or otherwise dispose of all or substantially all of our assets, the successor entity to us is organized under the laws of the United States, or any state thereof or the District of Columbia, Bahamas, Bermuda, China, Hong Kong, New Zealand, the Republic of Singapore, the Republic of Liberia, the Republic of Cyprus, the Republic of Malta, the Republic of Panama, the Republic of the Marshall Islands, the Republic of Korea, a member state of the European Union or any other country recognized by the United States, and which expressly assumes, by a supplemental indenture executed and delivered to the indenture trustee in a form reasonably satisfactory to the indenture trustee, all of our obligations under the indenture;

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  immediately before and after giving effect to the transaction, no default on the debt securities exists; and

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  an officer's certificate and an opinion of counsel setting forth certain statements are delivered to the indenture trustee.

        Merger and Sale of Assets by our Subsidiaries that May Guarantee our Debt Securities.    Where the terms of any debt securities we may issue provide, no subsidiary that guarantees our debt may:

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  consolidate or amalgamate or merge with or into any other person (other than us or another subsidiary that guarantees our debt); or

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  directly or indirectly transfer, sell, lease or otherwise dispose of its properties and assets substantially as an entirety to any other person (other than to us or to another subsidiary that guarantees our debt), unless, in either such case:

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  the entity formed by such consolidation or into which such subsidiary amalgamates or merges, or which acquires by transfer, sale or lease the properties and assets of such subsidiary substantially as an entirety, is organized under the laws of the United States or any state thereof or the District of Columbia, Bahamas, Bermuda, China, Hong Kong, New Zealand, the Republic of Singapore, the Republic of Liberia, the Republic of Cyprus, the Republic of Malta, the Republic of Panama, the Republic of the Marshall Islands, the Republic of Korea, a member state of the European Union or any other country recognized by the United States, and which expressly assumes, by a supplemental indenture executed and delivered to the indenture trustee in a form reasonably satisfactory to the indenture trustee, all of such subisidiary's obligations under the indenture;

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  immediately before and after giving effect to the transaction, no default on the debt securities exists; and

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  an officer's certificate and an opinion of counsel setting forth certain statements are delivered to the indenture trustee.

        Other Covenants.    In addition, any offered series of debt securities may have additional covenants which will be described in the prospectus supplement, limiting or restricting, among other things:

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  our ability to incur indebtedness;

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  our ability to make investments;

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  our ability to pay dividends, to repurchase or redeem our capital stock;

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  our ability to create dividend and other payment restrictions affecting our subsidiaries;

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  mergers and consolidations by us;

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  sales of assets by us;

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  our ability to enter into transactions with affiliates;

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  our ability to incur liens; and

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  our ability to enter into sale and leaseback transactions.

Modification of the Indentures

        Under the indentures, we and the relevant indenture trustee may amend the indentures, without the consent of any holder of the debt securities, to:

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  cure ambiguities, defects or inconsistencies;

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  comply with the covenant described under "—Covenants—Merger and Sale of Assets";

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  add to our covenants or to those of our subsidiaries who may guarantee the debt securities for the benefit of the holders of all or any series of debt securities (and if such covenants are to be for the benefit of less than all series of debt securities, stating that such covenants are expressly being included for the benefit of such series) or to surrender any rights or power conferred upon us or our subsidiaries;

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  add any additional events of default for the benefit of the holders of all or a series of debt securities (and if such additional events of default are to be for the benefit of less than all series of debt securities, stating that such additional events of default are expressly being included solely for the benefit of such series);

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  establish the form or terms of debt securities of any series;

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  provide for uncertificated debt securities in addition to or in place of certificated debt securities;

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  add additional guarantors of the debt securities;

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  secure the debt securities;

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  evidence the succession of another person to the Company or a subsidiary that guarantees the debt securities and the assumption of the covenants in the indentures and in the debt securities by such successor;

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  establish provisions with respect to conversion rights, if any;

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  appoint a successor indenture trustee under either indenture;

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  maintain the qualification of the indenture under the Trust Indenture Act of 1939;

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  add to, change or eliminate any provision of the indentures so long as such addition, change or elimination does not adversely affect the rights of the holders in any material respect; or

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  conform any provision of the indentures to the "Description of Debt Securities" contained in this prospectus or any similar section in any prospectus supplement relating to an offer of debt securities under the indentures.

        We and the indenture trustee may, with the consent of the holders of at least a majority in aggregate outstanding principal amount of the debt securities of a series or such other percentage as may be specified in the prospectus supplement or modify the applicable indenture or the rights of the holders of the securities of such series. However, no such modification may, without the consent of each holder of a debt security:

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  extend the fixed maturity of any such debt securities;

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  reduce the rate or change the time of payment of interest on such debt securities;

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  reduce the principal amount of such securities or the premium, if any, on such debt securities;

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  change or waive the redemption provisions of such debt securities;

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  change any obligation of ours to pay additional amounts;

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  change any obligation of ours to maintain an office or agency;

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  reduce the amount of the principal payable on acceleration of any debt securities issued originally at a discount;

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  adversely affect the ranking on such debt securities;

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  adversely affect the right, if any, to convert such debt securities;

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  adversely affect the right of repayment or repurchase at the option of the holder;

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  reduce or postpone any sinking fund or similar provision;

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  change the currency or currency unit in which any such debt securities are payable or the right of selection thereof;

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  impair the right to sue for the enforcement of any payment on such debt securities;

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  reduce the percentage of debt securities of a series whose holders need to consent to a modification or a waiver; or

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  with respect to subordinated debt securities, modify or change any provisions of the indenture or the related definitions affecting the subordination or ranking of any debt securities or any guarantees of our subsidiaries, in a manner which adversely affects the holders.

Defaults

        Each indenture provides that events of default regarding any series of debt securities will be:

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  our failure to pay required interest on any debt security of such series for 30 days;

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  our failure to pay principal or premium, if any, on any debt security of such series when due;

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  our failure to make any deposit of any sinking fund payment when due on debt securities of such series;

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  our failure to perform, for 60 days after notice of a default from the trustee or the holders of not less than 25% in aggregate principal amount of the debt securities of such series then outstanding, any other covenant in the relevant indenture other than a covenant included in the relevant indenture solely for the benefit of a series of debt securities other than such series;

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  a breach by us, or by our subsidiaries that may guarantee our debt securities, of the covenant with respect to merger and sale of assets;

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  our failure to pay beyond any applicable grace period, or the acceleration of, indebtedness in excess of $50,000,000;

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  if applicable, a finding that a guarantee of our debt securities by any of our subsidiaries is unenforceable or invalid;

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  certain events of bankruptcy, insolvency or reorganization, whether voluntary or not; and

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  any other event of default specified in the applicable prospectus supplement.

        If an event of default regarding debt securities of any series issued under the indentures should occur and be continuing, either the indenture trustee or the holders of 25% in the principal amount of outstanding debt securities of such series may declare the entire principal amount, together with all accrued and unpaid interest and premium, if any, of each debt security of that series immediately due and payable. If an event of default regarding debt securities results from certain events of bankruptcy, insolvency or reorganization with respect to us, such amount with respect to the debt securities will be due and payable immediately without any declaration or other act on the part of the holders of outstanding debt securities or the indenture trustee. After any such acceleration, but before a judgment or decree based on acceleration is obtained by the trustee, the registered holders of a majority in aggregate principal amount of the debt securities of such series then outstanding may, under certain circumstances, rescind and annul such acceleration and waive such event of default if all events of default, other than the nonpayment of accelerated principal, premium or interest, have been cured or waived as provided in the indenture. We are required to file annually with the indenture trustee a statement of an officer as to the fulfillment by us of our obligations under the indenture during the preceding year.

        No event of default regarding one series of debt securities issued under an indenture is necessarily an event of default regarding any other series of debt securities.

        Holders of a majority in principal amount of the outstanding debt securities of any series will be entitled to control certain actions of the indenture trustee under the indentures and to waive past defaults regarding such series. The indenture trustee generally cannot be required by any of the holders of debt securities to take any action, unless one or more of such holders shall have provided to the indenture trustee reasonable security or indemnity.

        If an event of default occurs and is continuing regarding a series of debt securities, the indenture trustee may use any sums that it holds under the relevant indenture for its own reasonable compensation and expenses incurred prior to paying the holders of debt securities of such series.

        Before any holder of any series of debt securities may institute action for any remedy, the holders of not less than 25% in principal amount of the debt securities of that series outstanding must request the indenture trustee to take action. Holders must also offer and give the satisfactory security and indemnity against liabilities incurred by the indenture trustee for taking such action, and the indenture trustee must have failed to institute any proceeding within 60 days after receiving such request and offer of indemnity. Subject to such provisions for the indemnification of the trustee, the holders of a majority in aggregate principal amount of the debt securities then outstanding will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee with respect to the debt securities. These limitations do not apply, however, to a suit by a holder of any series of debt securities to enforce payment of principal, interest or premium, if any, and the right to convert such debt security, if applicable.

        If a default with respect to the debt securities occurs and is continuing and is known to the trustee, the trustee must mail to each holder notice of the default within 90 days after it occurs. The trustee may withhold the notice if and so long as a committee of its trust officers in good faith determines that withholding notice is in the interest of the holders of the debt securities.

Subsidiary Guarantees

        Certain of our subsidiaries may guarantee the debt securities we offer. In that case, the terms and conditions of the subsidiary guarantees will be set forth in the applicable prospectus supplement. Unless we indicate differently in the applicable prospectus supplement, if any of our subsidiaries guarantee any of our debt securities that are subordinated to any of our senior indebtedness, then the subsidiary guarantees will be subordinated to the senior indebtedness of such subsidiary to the same extent as our debt securities are subordinated to our senior indebtedness.

Defeasance

        After we have irrevocably deposited with the indenture trustee cash or government securities, in trust for the benefit of the holders, sufficient to pay the principal of, premium, if any, and interest on the debt securities of such series when due, and satisfied certain other conditions, including receipt of an opinion of counsel that holders will not recognize taxable gain or loss for federal income tax purposes, we may elect to have our obligations and those of any guarantors of our obligations under the applicable indenture and any guarantees discharged with respect to the outstanding debt securities of any series ("legal defeasance and discharge"). Legal defeasance and discharge means that we will be deemed to have paid and discharged the entire indebtedness represented by the outstanding debt securities of such series under the applicable indenture, except for:

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  the rights of holders of the debt securities to receive, solely from the funds deposited in trust by us as described above, principal, interest and any premium when due;

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  our obligations with respect to the debt securities concerning issuing temporary debt securities, registration of transfer of debt securities, mutilated, destroyed, lost or stolen debt securities and the maintenance of an office or agency for payment for security payments held in trust;

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  the rights, powers, trusts, duties and immunities of the indenture trustee; and

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  the defeasance provisions of the indenture.

        Alternatively, we may elect to have our obligations released with respect to certain covenants in the applicable indenture ("covenant defeasance"). Any failure to comply with these obligations so released will not constitute a default or an event of default with respect to the debt securities of any series. In the event covenant defeasance occurs, certain events, not including non-payment, bankruptcy and insolvency events, described under "—Defaults" will no longer constitute an event of default for that series.

        In order to exercise either legal defeasance or covenant defeasance with respect to outstanding debt securities of any series:

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  we must irrevocably have deposited or caused to be deposited with the trustee as trust funds for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to the benefits of the holders of the debt securities of a series:

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  money;

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  U.S. Government Obligations; or

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  a combination of money and U.S. Government Obligations,

in an amount, in each case, sufficient without reinvestment, in the written opinion of an internationally recognized firm of independent public accountants to pay and discharge, and which shall be applied by the trustee to pay and discharge, all of the principal, interest and any premium when due;

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  in the case of legal defeasance, we must have delivered to the trustee an opinion of counsel stating that, under then applicable federal income tax law, the holders of the debt securities of that series will not recognize gain or loss for federal income tax purposes as a result of the deposit, defeasance and discharge to be effected and will be subject to the same federal income tax as would be the case if the deposit, defeasance and discharge did not occur;

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  in the case of covenant defeasance, we must have delivered to the trustee an opinion of counsel stating that, under then applicable federal income tax law, the holders of the debt securities of that series will not recognize gain or loss for U.S. federal income tax purposes as a result of the deposit and covenant defeasance to be effected and will be subject to the same federal income tax as would be the case if the deposit and covenant defeasance did not occur;

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  no default with respect to the outstanding debt securities of that series may have occurred and be continuing at the time of such deposit after giving effect to the deposit and no default relating to bankruptcy or insolvency may have occurred and be continuing at any time on or before the 90th day after the date of such deposit, it being understood that this condition is not deemed satisfied until after the 90th day;

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  we must deliver to the trustee an opinion of counsel to the effect that the trust resulting from the deposit does not require registration under the Investment Company Act of 1940;

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  the legal defeasance or covenant defeasance must not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which we are a party or by which we are bound;

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  no event or condition exists that would prevent us from making payments of the principal of (and any premium) or interest on the debt securities of such series on the date of such deposit or at any time on or prior to the 90th day after the date of such deposit; and

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  we must deliver to the trustee an officer's certificate and an opinion of counsel stating that all conditions precedent with respect to the defeasance or covenant defeasance have been complied with.

Discharge of the Indenture

        When (i) all outstanding debt securities of a series (other than debt securities replaced because of mutilation, loss, destruction or wrongful taking) have been delivered to the trustee for cancellation or (ii) all outstanding debt securities of a series have become due and payable within one year, whether at maturity or as a result of the mailing of a notice of redemption, and we irrevocably deposit with the trustee funds sufficient to pay at maturity or upon redemption all outstanding debt securities of a series, including interest thereon, and if in either case we pay all other sums related to such debt securities payable under the indenture by us, then the indenture shall, subject to certain of our obligations to the trustee and the trustee's application of any funds placed in trust to repay the indebtedness, cease to be of further effect as to all outstanding debt securities of such series. The trustee shall acknowledge satisfaction and discharge of the indenture with respect to such series of debt securities on our demand accompanied by an officers' certificate and an opinion of counsel.

Regarding the Trustee

        Except during the continuance of an event of default, the trustee will perform only such duties as are specifically set forth in the indenture. During the existence of an event of default, the trustee will exercise such rights and powers vested in it under the indenture and use the same degree of care and skill in its exercise as a prudent person would exercise under the circumstances in the conduct of such person's own affairs.

        The indenture and provisions of the Trust Indenture Act that are incorporated by reference therein contain limitations on the rights of the trustee, should it become one of our creditors, to obtain payment of claims in certain cases or to realize on certain property received by it in respect of any such claim as security or otherwise. The trustee is permitted to engage in other transactions with us or any of our affiliates; provided, however, that if it acquires any conflicting interest (as defined in the indenture or in the Trust Indenture Act), it must eliminate such conflict or resign.

No Recourse

        None of our directors, officers, employees, stockholders or affiliates, as such, will have any liability for any of our obligations under the debt securities or the indenture. Each holder will waive and release all such liability subject to any liability imposed by the Securities Act or the Trust Indenture Act.

Governing Law

        Unless otherwise stated in the prospectus supplement, the debt securities, subsidiary guarantees, if any, and the indentures will be governed by New York law.

Consent to Jurisdiction and Service

        The indentures provide that we and each of our subsidiaries that guarantee our debt securities will appoint Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178 as their agent for actions arising out of or relating to the applicable indenture, the debt securities or the related guarantees brought under Federal or state securities laws in any Federal or state court located in New York, New York and will submit to such jurisdiction. If for any reason Morgan, Lewis & Bockius LLP is unable to serve in such capacity, we will appoint another agent reasonably satisfactory to the indenture trustee.

Payment and Paying Agents

        Distributions on the debt securities other than those represented by global notes will be made in the designated currency against surrender of the debt securities at the principal corporate trust office or agency of the indenture trustee. Payment will be made to the registered holder at the close of business on the record date for such payment. Interest payments will be made at the principal corporate trust office or agency of the indenture trustee, or by a check mailed to the holder at his registered address. Payments in any other manner will be specified in the prospectus supplement.

Transfer and Exchange

        The debt securities may be presented for exchange, and debt securities other than a global security may be presented for registration of transfer, at the principal corporate trust office or agency of the indenture trustee in New York, New York. Holders will not have to pay any service charge for any registration of transfer or exchange of debt securities, but we may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with such registration of transfer or exchange of debt securities.

DESCRIPTION OF WARRANTS

        We may issue warrants to purchase our debt or equity securities or securities of third parties or other rights, including rights to receive payment in cash or securities based on the value, rate or price of one or more specified commodities, currencies, securities or indices, or any combination of the foregoing. Warrants may be issued independently or together with any other securities and may be attached to, or separate from, such securities. A series of warrants may be issued under a separate warrant agreement to be entered into between us and a warrant agent. The terms of any warrants to be issued and a description of the material provisions of any applicable warrant agreement will be set forth in the applicable prospectus supplement.

        The applicable prospectus supplement will describe the following terms of any warrants in respect of which this prospectus is being delivered:

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  the title of such warrants;

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  the aggregate number of such warrants;

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  the price or prices at which such warrants will be issued;

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  the currency or currencies, in which the price of such warrants will be payable;

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  the securities or other rights, including rights to receive payment in cash or securities based on the value, rate or price of one or more specified commodities, currencies, securities or indices, or any combination of the foregoing, purchasable upon exercise of such warrants;

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  the price at which and the currency or currencies, in which the securities or other rights purchasable upon exercise of such warrants may be purchased;

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  the date on which the right to exercise such warrants shall commence and the date on which such right shall expire;

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  if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

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  if applicable, the designation and terms of the securities with which such warrants are issued and the number of such warrants issued with each such security;

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  if applicable, the date on and after which such warrants and the related securities will be separately transferable;

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  information with respect to book-entry procedures, if any;

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  if applicable, a discussion of any material United States Federal income tax considerations; and

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  any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

DESCRIPTION OF PURCHASE CONTRACTS

        We may issue purchase contracts for the purchase or sale of:

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  debt or equity securities issued by us or securities of third parties, a basket of such securities, an index or indices of such securities or any combination of the above as specified in the applicable prospectus supplement;

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  currencies; or

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  commodities.

        Each purchase contract will entitle the holder thereof to purchase or sell, and obligate us to sell or purchase, on specified dates, such securities, currencies or commodities at a specified purchase price, which may be based on a formula, all as set forth in the applicable prospectus supplement. We may, however, satisfy our obligations, if any, with respect to any purchase contract by delivering the cash value of such purchase contract or the cash value of the property otherwise deliverable or, in the case of purchase contracts on underlying currencies, by delivering the underlying currencies, as set forth in the applicable prospectus supplement. The applicable prospectus supplement will also specify the methods by which the holders may purchase or sell such securities, currencies or commodities and any acceleration, cancellation or termination provisions or other provisions relating to the settlement of a purchase contract.

        The purchase contracts may require us to make periodic payments to the holders thereof or vice versa, which payments may be deferred to the extent set forth in the applicable prospectus supplement, and those payments may be unsecured or prefunded on some basis. The purchase contracts may require the holders thereof to secure their obligations in a specified manner to be described in the applicable prospectus supplement. Alternatively, purchase contracts may require holders to satisfy their obligations thereunder when the purchase contracts are issued. Our obligation to settle such pre-paid purchase contracts on the relevant settlement date may constitute indebtedness. Accordingly, pre-paid purchase contracts will be issued under either the senior indenture or the subordinated indenture.

DESCRIPTION OF UNITS

        As specified in the applicable prospectus supplement, we may issue units consisting of one or more purchase contracts, warrants, debt securities, preferred stock, common stock or any combination of such securities. The applicable prospectus supplement will describe:

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  the terms of the units and of the purchase contracts, warrants, debt securities, preferred stock and common stock comprising the units, including whether and under what circumstances the securities comprising the units may be traded separately;

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  a description of the terms of any unit agreement governing the units; and

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  a description of the provisions for the payment, settlement, transfer or exchange or the units.

DESCRIPTION OF CAPITAL STOCK

        Under our articles of incorporation, our authorized capital stock consists of 200,000,000 shares of common stock, $.01 par value per share, of which, as of September 30, 2007, 54,557,500 shares were issued and outstanding and fully paid, and 5,000,000 shares of preferred stock, $.01 par value per share, of which, as of September 30, 2007, no shares were issued and outstanding and fully paid. One million shares of the preferred stock have been designated Series A Participating Preferred Stock in connection with our adoption of a stockholder rights plan as described below under "—Stockholder Rights Plan". All of our shares of stock are in registered form.

  Common Stock

        Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of stockholders. Subject to preferences that may be applicable to any outstanding shares of preferred stock, holders of shares of common stock are entitled to receive ratably all dividends, if any, declared by our board of directors out of funds legally available for dividends. Holders of common stock do not have conversion, redemption or preemptive rights to subscribe to any of our securities. All outstanding shares of common stock are fully paid and nonassessable. The rights, preferences and privileges of holders of shares of common stock are subject to the rights of the holders of any shares of preferred stock which we may issue in the future.

  Preferred Stock

        Under the terms of our articles of incorporation, our board of directors has authority, without any further vote or action by our stockholders, to issue up to 5,000,000 shares of preferred stock, of which 1,000,000 shares have been designated Series A Participating Preferred Stock in connection with our adoption of a stockholder rights plan as described as described below under "—Stockholder Rights Plan". Our board of directors may issue shares of preferred stock on terms calculated to discourage, delay or prevent a change of control of our company or the removal of our management. The issuance of shares of preferred stock with voting and conversion rights may adversely affect the voting power of the holders of shares of our common stock.

  Stockholder Rights Plan

  General

        Each share of our common stock includes a right that entitles the holder to purchase from us a unit consisting of one one-thousandth of a share of our Series A participating preferred stock at a purchase price of $25.00 per unit, subject to specified adjustments. The rights are issued pursuant to a rights agreement between us and American Stock Transfer & Trust Company, as rights agent. Until a right is exercised, the holder of a right will have no rights to vote or receive dividends or any other stockholder rights.

        The rights may have anti-takeover effects. The rights will cause substantial dilution to any person or group that attempts to acquire us without the approval of our board of directors. As a result, the overall effect of the rights may be to render more difficult or discourage any attempt to acquire us. Because our board of directors can approve a redemption of the rights or a permitted offer, the rights should not interfere with a merger or other business combination approved by our board of directors. The adoption of the rights agreement was approved by our stockholders prior to our initial public offering.

        We have summarized the material terms and conditions of the rights agreement and the rights below. For a complete description of the rights, we encourage you to read the rights agreement, which is an exhibit to the registration statement of which this prospectus forms a part.

  Detachment of the Rights

        The rights are attached to all certificates representing our outstanding common stock and will attach to all common stock certificates we issue prior to the rights distribution date that we describe below. The rights are not exercisable until after the rights distribution date and will expire at the close of business on the tenth anniversary date of the adoption of the rights plan, unless we redeem or exchange them earlier as described below. The rights will separate from the common stock and a rights distribution date will occur, subject to specified exceptions, on the earlier of the following two dates:

  •
  10 days following a public announcement that a person or group of affiliated or associated persons or an "acquiring person" has acquired or obtained the right to acquire beneficial ownership of 15% or more of our outstanding common stock; or

  •
  10 business days following the start of a tender or exchange offer that would result, if closed, in a person becoming an "acquiring person."

        Existing stockholders and their affiliates are excluded from the definition of "acquiring person" for purposes of the rights, and therefore their ownership or future share acquisitions cannot trigger the rights. Specified "inadvertent" owners that would otherwise become an acquiring person, including those who would have this designation as a result of repurchases of common stock by us, will not become acquiring persons as a result of those transactions.

        Our board of directors may defer the rights distribution date in some circumstances, and some inadvertent acquisitions will not result in a person becoming an acquiring person if the person promptly divests itself of a sufficient number of shares of common stock.

        Until the rights distribution date:

  •
  our common stock certificates will evidence the rights, and the rights will be transferable only with those certificates; and

  •
  any new shares of common stock will be issued with rights and new certificates will contain a notation incorporating the rights agreement by reference.

        As soon as practicable after the rights distribution date, the rights agent will mail certificates representing the rights to holders of record of common stock at the close of business on that date. After the rights distribution date, only separate rights certificates will represent the rights.

        We will not issue rights with any shares of common stock we issue after the rights distribution date, except as our board of directors may otherwise determine.

  Flip-In Event

        A "flip-in event" will occur under the rights agreement when a person becomes an acquiring person. If a flip-in event occurs and we do not redeem the rights as described under the heading "—Redemption of Rights" below, each right, other than any right that has become void, as described below, will become exercisable at the time it is no longer redeemable for the number of shares of common stock, or, in some cases, cash, property or other of our securities, having a current market price equal to two times the exercise price of such right.

        If a flip-in event occurs, all rights that then are, or in some circumstances that were, beneficially owned by or transferred to an acquiring person or specified related parties will become void in the circumstances the rights agreement specifies.

  Flip-Over Event

        A "flip-over event" will occur under the rights agreement when, at any time after a person has become an acquiring person:

  •
  we are acquired in a merger or other business combination transaction; or

  •
  50% or more of our assets, cash flows or earning power is sold or transferred.

        If a flip-over event occurs, each holder of a right, other than any right that has become void as we describe under the heading "—Flip-In Event" above, will have the right to receive the number of shares of common stock of the acquiring company having a current market price equal to two times the exercise price of such right.

  Antidilution

        The number of outstanding rights associated with our common stock is subject to adjustment for any stock split, stock dividend or subdivision, combination or reclassification of our common stock occurring prior to the rights distribution date. With some exceptions, the rights agreement does not require us to adjust the exercise price of the rights until cumulative adjustments amount to at least 1% of the exercise price. It also does not require us to issue fractional shares of our preferred stock that are not integral multiples of one one-hundredth of a share, and, instead we may make a cash adjustment based on the market price of the common stock on the last trading date prior to the date of exercise. The rights agreement reserves us the right to require, prior to the occurrence of any flip-in event or flip-over event that, on any exercise of rights, that a number of rights must be exercised so that we will issue only whole shares of stock.

  Redemption of Rights

        At any time until 10 days after the date on which the occurrence of a flip-in event is first publicly announced, we may redeem the rights in whole, but not in part, at a redemption price of $.01 per right. The redemption price is subject to adjustment for any stock split, stock dividend or similar transaction occurring before the date of redemption. At our option, we may pay that redemption price in cash, shares of common stock or any other consideration our board of directors may select. The rights are not exercisable after a flip-in event until they are no longer redeemable. If our board of directors timely orders the redemption of the rights, the rights will terminate on the effectiveness of that action.

  Exchange of Rights

        We may, at our option, exchange the rights (other than rights owned by an acquiring person or an affiliate or an associate of an acquiring person, which have become void), in whole or in part. The exchange must be at an exchange ratio of one share of common stock per right, subject to specified adjustments at any time after the occurrence of a flip-in event and prior to:

  •
  any person other than our existing stockholders becoming the beneficial owner of common stock with voting power equal to 50% or more of the total voting power of all shares of common stock entitled to vote in the election of directors; or

  •
  the occurrence of a flip-over event.

  Amendment of Terms of Rights

        While the rights are outstanding, we may amend the provisions of the rights agreement only as follows:

  •
  to cure any ambiguity, omission, defect or inconsistency;

  •
  to make changes that do not adversely affect the interests of holders of rights, excluding the interests of any acquiring person; or

  •
  to shorten or lengthen any time period under the rights agreement, except that we cannot change the time period when rights may be redeemed or lengthen any time period, unless such lengthening protects, enhances or clarifies the benefits of holders of rights other than an acquiring person.

        At any time when no rights are outstanding, we may amend any of the provisions of the rights agreement, other than decreasing the redemption price.

Dividends

        Declaration and payment of any dividend on our common stock or any series of our preferred stock is subject to the discretion of our board of directors. The timing and amount of dividend payments will be dependent upon our earnings, financial condition, cash requirements and availability, restrictions in our loan agreements or other financing arrangements, the provisions of Marshall Islands law affecting the payment of distributions to stockholders and other factors. The payment of dividends is not guaranteed or assured, and may be discontinued at any time at the discretion of our board of directors. Because we are a holding company with no material assets other than the stock of our subsidiaries, our ability to pay dividends will depend on the earnings and cash flow of our subsidiaries and their ability to pay dividends to us. Marshall Islands law generally prohibits the payment of dividends other than from surplus or while a company is insolvent or would be rendered insolvent upon the payment thereof.

Marshall Islands Law and Our Articles of Incorporation and Bylaws

        Our purpose is to engage in any lawful act or activity relating to the business of chartering, rechartering or operating containerships or other vessels or any other lawful act or activity customarily conducted in conjunction with shipping, and any other lawful act or activity approved by the board of directors. Our articles of incorporation and bylaws do not impose any limitations on the ownership rights of our stockholders.

        Under our bylaws, annual stockholder meetings will be held at a time and place selected by our board of directors. The meetings may be held in or outside of the Marshall Islands. Special meetings may be called by the board of directors or, at the request of the holders of a majority of our issued and outstanding stock entitled to vote on the matters proposed to be considered at such meeting, or by our secretary. Our board of directors may set a record date between 15 and 60 days before the date of any meeting to determine the stockholders that will be eligible to receive notice and vote at the meeting.

  Directors.

        Our directors are elected by a plurality of the votes cast at each annual meeting of the stockholders by the holders of shares entitled to vote in the election. There is no provision for cumulative voting.

        The board of directors may change the number of directors to not less than two, nor more than 15, by a vote of a majority of the entire board. Each director shall be elected to serve until the third succeeding annual meeting of stockholders and until his or her successor shall have been duly elected and qualified, except in the event of death, resignation or removal. A vacancy on the board created by death, resignation, removal (which may only be for cause), or failure of the stockholders to elect the entire class of directors to be elected at any election of directors or for any other reason, may be filled only by an affirmative vote of a majority of the remaining directors then in office, even if less than a quorum, at any special meeting called for that purpose or at any regular meeting of the board of directors. The board of directors has the authority to fix the amounts which shall be payable to the members of our board of directors for attendance at any meeting or for services rendered to us.

  Dissenters' Rights of Appraisal and Payment.

        Under the Marshall Islands Business Corporations Act, or the BCA, our stockholders have the right to dissent from various corporate actions, including any merger or sale of all or substantially all of our assets not made in the usual course of our business, and to receive payment of the fair value of their shares. In the event of any further amendment of our articles of incorporation, a stockholder also has the right to dissent and receive payment for his or her shares if the amendment alters certain rights in respect of those shares. The dissenting stockholder must follow the procedures set forth in the BCA to receive payment. In the event that we and any dissenting stockholder fail to agree on a price for the shares, the BCA procedures involve, among other things, the institution of proceedings in the high court of the Republic of the Marshall Islands in which our Marshall Islands office is situated or in any appropriate jurisdiction outside the Marshall Islands in which our shares are primarily traded on a local or national securities exchange. The value of the shares of the dissenting stockholder is fixed by the court after reference, if the court so elects, to the recommendations of a court-appointed appraiser.

  Stockholders' Derivative Actions.

        Under the BCA, any of our stockholders may bring an action in our name to procure a judgment in our favor, also known as a derivative action, provided that the stockholder bringing the action is a holder of common stock both at the time the derivative action is commenced and at the time of the transaction to which the action relates.

Anti-takeover Provisions of our Charter Documents

        Several provisions of our articles of incorporation and bylaws may have anti-takeover effects. These provisions are intended to avoid costly takeover battles, lessen our vulnerability to a hostile change of control and enhance the ability of our board of directors to maximize stockholder value in connection with any unsolicited offer to acquire us. However, these anti-takeover provisions, which are summarized below, could also discourage, delay or prevent (1) the merger or acquisition of our company by means of a tender offer, a proxy contest or otherwise, that a stockholder may consider in its best interest and (2) the removal of incumbent officers and directors.

  Preferred Stock

        Under the terms of our articles of incorporation, our board of directors has authority, without any further vote or action by our stockholders, to issue up to 5,000,000 shares of preferred stock, of which 1,000,000 shares have been designated Series A Participating Preferred Stock in connection with our adoption of a stockholder rights plan as described above under "—Stockholder Rights Plan". Our board of directors could issue shares of preferred stock on terms calculated to discourage, delay or prevent a change of control of our company or the removal of our management.

  Classified Board of Directors

        Our articles of incorporation provide for a board of directors serving staggered, three-year terms. Approximately one-third of our board of directors will be elected each year. This classified board provision could discourage a third party from making a tender offer for our shares or attempting to obtain control of our company. It could also delay stockholders who do not agree with the policies of the board of directors from removing a majority of the board of directors for two years.

  Election and Removal of Directors

        Our articles of incorporation and bylaws prohibit cumulative voting in the election of directors. Our bylaws require parties other than the board of directors to give advance written notice of nominations for the election of directors. Our bylaws also provide that our directors may be removed only for cause and only upon the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of our capital stock entitled to vote for those directors. These provisions may discourage, delay or prevent the removal of incumbent officers and directors.

  Calling of Special Meetings of Stockholders

        Our bylaws provide that special meetings of our stockholders may be called by our board of directors or, at the request of holders of a majority of the common stock entitled to vote at such meeting, by our secretary.

  Advance Notice Requirements for Stockholder Proposals and Director Nominations

        Our bylaws provide that stockholders seeking to nominate candidates for election as directors or to bring business before an annual meeting of stockholders must provide timely notice of their proposal in writing to the corporate secretary.

        Generally, to be timely, a stockholder's notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary date of the previous year's annual meeting. Our bylaws also specify requirements as to the form and content of a stockholder's notice. These provisions may impede stockholders' ability to bring matters before an annual meeting of stockholders or to make nominations for directors at an annual meeting of stockholders.

  Business Combinations

        Although the BCA does not contain specific provisions regarding "business combinations" between companies organized under the laws of the Marshall Islands and "interested stockholders," we have included these provisions in our articles of incorporation. Specifically, our articles of incorporation prohibit us from engaging in a "business combination" with certain persons for three years following the date the person becomes an interested stockholder. Interested stockholders generally include:

  •
  any person who is the beneficial owner of 15% or more of our outstanding voting stock; or

  •
  any person who is our affiliate or associate and who held 15% or more of our outstanding voting stock at any time within three years before the date on which the person's status as an interested stockholder is determined, and the affiliates and associates of such person.

        Subject to certain exceptions, a business combination includes, among other things:

  •
  certain mergers or consolidations of us or any direct or indirect majority-owned subsidiary of ours;

  •
  any sale, lease, exchange, mortgage, pledge, transfer or other disposition of our assets or of any subsidiary of ours having an aggregate market value equal to 10% or more of either the aggregate market value of all assets of us, determined on a consolidated basis, or the aggregate value of all the outstanding stock of us;

  •
  certain transactions that result in the issuance or transfer by us of any stock of the corporation to the interested stockholder;

  •
  any transaction involving us or any of our subsidiaries that has the effect of increasing the proportionate share of any class or series of stock, or securities convertible into any class or series of stock, of ours or any such subsidiary that is owned directly or indirectly by the interested stockholder or any affiliate or associate of the interested stockholder; and

  •
  any receipt by the interested stockholder of the benefit directly or indirectly (except proportionately as a stockholder) of any loans, advances, guarantees, pledges or other financial benefits provided by or through us.

        These provisions of our articles of incorporation do not apply to a business combination if:

  •
  before a person became an interested stockholder, our board of directors approved either the business combination or the transaction in which the stockholder became an interested stockholder;

  •
  upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of our voting stock outstanding at the time the transaction commenced, other than certain excluded shares;

  •
  at or following the transaction in which the person became an interested stockholder, the business combination is approved by our board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of the holders of at least 66 2/3% of our outstanding voting stock that is not owned by the interest stockholder;

  •
  the stockholder was or became an interested stockholder prior to the consummation of the initial public offering of our common stock under the Securities Act;

  •
  a stockholder became an interested stockholder inadvertently and (i) as soon as practicable divests itself of ownership of sufficient shares so that the stockholder ceases to be an interested stockholder; and (ii) would not, at any time within the three-year period immediately prior to a business combination between our company and such stockholder, have been an interested stockholder but for the inadvertent acquisition of ownership; or

  •
  the business combination is proposed prior to the consummation or abandonment of and subsequent to the earlier of the public announcement or the notice required under our articles of incorporation which (i) constitutes one of the transactions described in the following sentence; (ii) is with or by a person who either was not an interested stockholder during the previous three years or who became an interested stockholder with the approval of the board; and (iii) is approved or not opposed by a majority of the members of the board of directors then in office (but not less than one) who were directors prior to any person becoming an interested stockholder during the previous three years or were recommended for election or elected to succeed such directors by a majority of such directors. The proposed transactions referred to in the preceding sentence are limited to:

  •
  (i) a merger or consolidation of our company (except for a merger in respect of which, pursuant to the BCA, no vote of the stockholders of our company is required);

  •
  (ii) a sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), whether as part of a dissolution or otherwise, of assets of our company or of any direct or indirect majority-owned subsidiary of our company (other than to any direct or indirect wholly-owned subsidiary or to our company) having an aggregate market value equal to 50% or more of either that aggregate market value of all of the assets of our company determined on a consolidated basis or the aggregate market value of all the outstanding shares; or

  •
  (iii) a proposed tender or exchange offer for 50% or more of our outstanding voting stock.

Transfer Agent and Registrar; Rights Agent

        American Stock Transfer & Trust Company serves as transfer agent and registrar for our common stock, as well as the rights agent under our stockholder rights plan.

FORM, EXCHANGE AND TRANSFER

        We will issue securities only in registered form; no securities will be issued in bearer form. We will issue each security other than common stock and preferred stock in book-entry form only, unless otherwise specified in the applicable prospectus supplement. We will issue common stock and preferred stock in both certificated and book-entry form, unless otherwise specified in the applicable prospectus supplement. Securities in book-entry form will be represented by a global security registered in the name of The Depository Trust Company, which we refer to as DTC, a securities depository, which will be the holder of all the securities represented by the global security. Those who own beneficial interests in a global security will do so through participants in the depositary's system, and the rights of these indirect owners will be governed solely by the applicable procedures of the depositary and its participants. Only the depositary will be entitled to transfer or exchange a security in global form, since it will be the sole holder of the security. These book-entry securities are described below under "Book-Entry Procedures and Settlement".

        If any securities are issued in non-global form or cease to be book-entry securities (in the circumstances described in the next section), the following will apply to them:

  •
  The securities will be issued in fully registered form in denominations stated in the prospectus supplement. You may exchange securities for securities of the same series in smaller denominations or combined into fewer securities of the same series of larger denominations, as long as the total amount is not changed.

  •
  You may exchange, transfer, present for payment or exercise securities at the office of the relevant indenture trustee or agent indicated in the prospectus supplement. You may also replace lost, stolen, destroyed or mutilated securities at that office. We may appoint another entity to perform these functions or may perform them itself.

  •
  You will not be required to pay a service charge to transfer or exchange your securities, but you may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange, and any replacement, will be made only if our transfer agent is satisfied with your proof of legal ownership. The transfer agent may also require an indemnity before replacing any securities.

  •
  If we have the right to redeem, accelerate or settle any securities before their maturity or expiration, and we exercise that right as to less than all those securities, we may block the transfer or exchange of those securities during the period beginning 15 days before the day we mail the notice of exercise and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers of or exchange any security selected for early settlement, except that we will continue to permit transfers and exchanges of the unsettled portion of any security being partially settled.

  •
  If fewer than all of the securities represented by a certificate that are payable or exercisable in part are presented for payment or exercise, a new certificate will be issued for the remaining amount of securities.

BOOK-ENTRY PROCEDURES AND SETTLEMENT

        Most offered securities will be book-entry (global) securities. Upon issuance, all book-entry securities will be represented by one or more fully registered global securities, without coupons. Each global security will be deposited with, or on behalf of, DTC, and will be registered in the name of DTC or a nominee of DTC. DTC will thus be the only registered holder of these securities.

        Upon the issuance of any global security, and the deposit of such global security with or on behalf of DTC, DTC will credit, on its book-entry registration and transfer system, the respective principal amounts of the individual debt securities represented by such global security to the accounts of institutions that have accounts with such depository or its nominee. The accounts to be credited will be designated by the underwriters or agents engaging in the distribution of the debt securities or by us if the debt securities are offered and sold directly by us. Ownership of beneficial interests in a global security will be limited to participating institutions or persons that may hold interests through such participating institutions. Purchasers of securities may only hold interests in the global notes through DTC if they are participants in the DTC system. Purchasers may also hold interests through a securities intermediary—banks, brokerage houses and other institutions that maintain securities accounts for customers—that has an account with DTC or its nominee. DTC will maintain accounts showing the security holdings of its participants, and these participants will in turn maintain accounts showing the security holdings of their customers. Some of these customers may themselves be securities intermediaries holding securities for their customers. Thus, each beneficial owner of a book-entry security will hold that security indirectly through a hierarchy of intermediaries, with DTC at the top and the beneficial owner's own securities intermediary at the bottom.

        The securities of each beneficial owner of a book-entry security will be evidenced solely by entries on the books of the beneficial owner's securities intermediary. The actual purchaser of the securities will generally not be entitled to have the securities represented by the global securities registered in its name and will not be considered the owner under the declaration. In most cases, a beneficial owner will also not be able to obtain a paper certificate evidencing the holder's ownership of securities. The book-entry system for holding securities eliminates the need for physical movement of certificates and is the system through which most publicly traded common stock is held in the United States. However, the laws of some jurisdictions require some purchasers of securities to take physical delivery of their securities in definitive form. These laws may impair the ability to transfer book-entry securities.

        DTC may grant proxies and otherwise authorize participating institutions to give or take any request, demand, authorization, direction, notice, consent, waiver or other action which a holder is entitled to give or take under the applicable indenture. We understand that, under existing industry practices, if we request any action of holders or any owner of a beneficial interest in a global security desires to give any notice or take any action a holder is entitled to give or take under the applicable indenture, DTC would authorize the participating institutions to give the notice or take the action, and participating institutions would authorize beneficial owners owning through such participating institutions to give the notice or take the action or would otherwise act upon the instructions of beneficial owners owning through them.

        We expect that DTC, or its nominee, upon receipt of any payment of principal, premium or interest, will credit participating institutions' accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of such global security as shown on the records of DTC or its nominee. We also expect that payments by participating institutions to owners of beneficial interests in a global security held through such participating institutions will be governed by standing instructions and customary practices, as is now the case with the securities held for the accounts of customers in bearer form or registered in "street names." Such payments will be the responsibility of such participating institutions.

        A beneficial owner of book-entry securities represented by a global security may exchange the securities for definitive (paper) securities only if:

  •
  DTC is unwilling or unable to continue as depositary for such global security and we do not appoint a qualified replacement for DTC within 90 days;

  •
  We in our sole discretion decide to allow some or all book-entry securities to be exchangeable for definitive securities in registered form; or

  •
  There shall have occurred and be continuing an event of default under the applicable indenture with respect to the debt securities of that series.

        Unless we indicate otherwise, any global security that is exchangeable will be exchangeable in whole for definitive securities in registered form, with the same terms and of an equal aggregate principal amount. Definitive securities will be registered in the name or names of the person or persons specified by DTC in a written instruction to the registrar of the securities. DTC may base its written instruction upon directions that it receives from its participants.

        In this prospectus, for book-entry securities, references to actions taken by security holders will mean actions taken by DTC upon instructions from its participants, and references to payments and notices of redemption to security holders will mean payments and notices of redemption to DTC as the registered holder of the securities for distribution to participants in accordance with DTC's procedures.

        DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a clearing corporation within the meaning of the New York Uniform Commercial Code and a clearing agency registered under section 17A of the Securities Exchange Act of 1934. The rules applicable to DTC and its participants are on file with the SEC.

        None of us, the trustee for the debt securities or any agent of ours or the trustees, will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interest in the book-entry securities or for maintaining, supervising or reviewing any records relating to the beneficial ownership interests.

MARSHALL ISLANDS COMPANY CONSIDERATIONS

        Our corporate affairs are governed by our articles of incorporation and bylaws and by the Business Corporations Act of the Republic of the Marshall Islands, or "BCA." The provisions of the BCA resemble provisions of the corporation laws of a number of states in the United States. For example, the BCA allows the adoption of various anti-takeover measures such as stockholder "rights" plans. While the BCA also provides that it is to be interpreted according to the laws of the State of Delaware and other states with substantially similar legislative provisions, there have been few, if any, court cases interpreting the BCA in the Marshall Islands. Accordingly, we cannot predict whether Marshall Islands courts would reach the same conclusions as United States courts and you may have more difficulty in protecting your interests in the face of actions by the management, directors or controlling stockholders than would stockholders of a corporation incorporated in a United States jurisdiction which has developed a substantial body of case law. The following table provides a comparison between the statutory provisions of the BCA and the Delaware General Corporation Law relating to stockholders' rights.

Marshall Islands			Delaware

Stockholder Meetings
•	Held at a time and place as designated in the bylaws.		•	May be held at such time or place as designated in the certificate of incorporation or the bylaws, or if not so designated, as determined by the board of directors.
•	May be held in or outside of the Marshall Islands.		•	May be held in or outside of Delaware.
•	Notice:		•	Notice:
	—	Whenever stockholders are required to take action at a meeting, written notice shall state the place, date and hour of the meeting and indicate that it is being issued by or at the direction of the person calling the meeting.		—
Whenever stockholders are required to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting, and the means of remote communication, if any.
	—	A copy of the notice of any meeting shall be given personally or sent by mail not less than 15 nor more than 60 days before meeting.		—	Written notice shall be given not less than 10 nor more than 60 days before the meeting.
Stockholder's Voting Rights
•	Any action required to be taken by a meeting of stockholders may be taken without a meeting if consent is in writing and is signed by all the stockholders entitled to vote.		•	With limited exceptions, stockholders may act by written consent to elect directors.
•	Any person authorized to vote may authorize another person to act for him by proxy.		•	Any person authorized to vote may authorize another person or persons to act for him by proxy.

•
	Unless otherwise provided in the articles of incorporation, a majority of shares entitled to vote constitutes a quorum. In no event shall a quorum consist of fewer than one third of the of shares entitled to vote at a meeting.	•
For stock corporations, a certificate of incorporation or bylaws may specify the number to constitute a quorum, but in no event shall a quorum consist of less than one-third shares entitled to vote at a meeting. In the absence of such specifications, a majority of shares entitled to vote shall constitute a quorum.
•	When a quorum is once present to organize a meeting, it is not broken by the subsequent withdrawal of any stockholders.	•	When a quorum is once present to organize a meeting, it is not broken by the subsequent withdrawal of any stockholders.
•	The articles of incorporation may provide for cumulative voting in the election of directors.	•	The certificate of incorporation may provide for cumulative voting.
•	Any two or more domestic corporations may merge into a single corporation if approved by the board and if authorized by a majority vote of the holders of outstanding shares at a stockholder meeting.	•
Any two or more corporations existing under the laws of the state may merge into a single corporation pursuant to a board resolution and upon the majority vote by stockholders of each constituent corporation at an annual or special meeting.
•
	Any sale, lease, exchange or other disposition of all or substantially all the assets of a corporation, if not made in the corporation's usual or regular course of business, once approved by the board, shall be authorized by the affirmative vote of two-thirds of the shares of those entitled to vote at a stockholder meeting.	•
Every corporation may at any meeting of the board sell, lease or exchange all or substantially all of its property and assets as its board deems expedient and for the best interests of the corporation when so authorized by a resolution adopted by the holders of a majority of the outstanding stock of a corporation entitled to vote.
•
	Any domestic corporation owning at least 90% of the outstanding shares of each class of another domestic corporation may merge such other corporation into itself without the authorization of the stockholders of any corporation.	•
Any corporation owning at least 90% of the outstanding shares of each class of another corporation may merge the other corporation into itself and assume all of its obligations without the vote or consent of stockholders; however, in case the parent corporation is not the surviving corporation, the proposed merger shall be approved by a majority of the outstanding stock of the parent corporation entitled to vote at a duly called stockholder meeting.
•
	Any mortgage, pledge of or creation of a security interest in all or any part of the corporate property may be authorized without the vote or consent of the stockholders, unless otherwise provided for in the articles of incorporation.	•
Any mortgage or pledge of a corporation's property and assets may be authorized without the vote or consent of stockholders, except to the extent that the certificate of incorporation otherwise provides.

Directors
•	The board of directors must consist of at least one member.		•	The board of directors must consist of at least one member.
•	Number of members can be changed by an amendment to the bylaws, by the stockholders, or by action of the board.		•
Number of board members shall be fixed by the bylaws, unless the certificate of incorporation fixes the number of directors, in which case a change in the number shall be made only by amendment of the certificate of incorporation.
•
If the board of directors is authorized to change the number of directors, it can only do so by a majority of the entire board and so long as no decrease in the number shall shorten the term of any incumbent director.
•	Removal:		•	Removal:
	—	Any or all of the directors may be removed for cause by vote of the stockholders.		—	Any or all of the directors may be removed, with or without cause, by the holders of a majority of the shares entitled to vote unless the certificate of incorporation otherwise provides.
	—	If the articles of incorporation or the bylaws so provide, any or all of the directors may be removed without cause by vote of the stockholders.		—	In the case of a classified board, stockholders may effect removal of any or all directors only for cause.
Dissenter's Rights of Appraisal
•	Stockholders have a right to dissent from a merger or sale of all or substantially all assets not made in the usual course of business, and receive payment of the fair value of their shares.		•	With limited exceptions, appraisal rights shall be available for the shares of any class or series of stock of a corporation in a merger or consolidation.
•
	A holder of any adversely affected shares who does not vote on, or consent in writing to, an amendment to the articles of incorporation has the right to dissent and to receive payment for such shares if the amendment:		•
The certificate of incorporation may provide that appraisal rights are available for shares as a result of an amendment to the certificate of incorporation, any merger or consolidation or the sale of all or substantially all of the assets.
	—	Alters or abolishes any preferential right of any outstanding shares having preference; or
	—	Creates, alters, or abolishes any provision or right in respect to the redemption of any outstanding shares; or

	—	Alters or abolishes any preemptive right of such holder to acquire shares or other securities; or
	—	Excludes or limits the right of such holder to vote on any matter, except as such right may be limited by the voting rights given to new shares then being authorized of any existing or new class.
Stockholder's Derivative Actions
•
	An action may be brought in the right of a corporation to procure a judgment in its favor, by a holder of shares or of voting trust certificates or of a beneficial interest in such shares or certificates. It shall be made to appear that the plaintiff is such a holder at the time of bringing the action and that he was such a holder at the time of the transaction of which he complains, or that his shares or his interest therein devolved upon him by operation of law.		•
In any derivative suit instituted by a stockholder of a corporation, it shall be averred in the complaint that the plaintiff was a stockholder of the corporation at the time of the transaction of which he complains or that such stockholder's stock thereafter devolved upon such stockholder by operation of law.
•	Complaint shall set forth with particularity the efforts of the plaintiff to secure the initiation of such action by the board of directors or the reasons for not making such effort.
•	Such action shall not be discontinued, compromised or settled, without the approval of the High Court of the Republic of the Marshall Islands.
•	Reasonable expenses, including attorney's fees, may be awarded if the action is successful.
•
Corporation may require a plaintiff bringing a derivative suit to give security for reasonable expenses if the plaintiff owns less than 5% of any class of stock and the shares have a value of less than $50,000.

SELLING STOCKHOLDERS

        This prospectus also covers 44,318,500 shares of common stock which may be sold by or on behalf of selling stockholders or by their pledgees, donees, transferees or other successors in interest, who will be named in a supplement to this prospectus. The 44,318,500 shares of common stock were issued by us in transactions exempt from the registration requirements of the Securities Act. The selling stockholders, including their respective transferees, pledges or donees or their successors, may from time to time offer and sell any or all of the 44,318,500 shares of common stock pursuant to this prospectus, as supplemented.

PLAN OF DISTRIBUTION

        The securities being offered by this prospectus may be sold:

  •
  through agents;

  •
  to or through one or more underwriters on a firm commitment or agency basis;

  •
  through put or call option transactions relating to the securities;

  •
  through broker-dealers (acting as agent or principal);

  •
  directly to purchasers, through a specific bidding or auction process, on a negotiated basis or otherwise;

  •
  through any other method permitted pursuant to applicable law; or

  •
  through a combination of any such methods of sale.

        At any time a particular offer of the securities covered by this prospectus is made, a revised prospectus or prospectus supplement, if required, will be distributed which will set forth the aggregate amount of securities covered by this prospectus being offered and the terms of the offering, including the name or names of any underwriters, dealers, brokers or agents, any discounts, commissions, concessions and other items constituting compensation from us and any discounts, commissions or concessions allowed or reallowed or paid to dealers. Such prospectus supplement, and, if necessary, a post-effective amendment to the registration statement of which this prospectus is a part, will be filed with the SEC to reflect the disclosure of additional information with respect to the distribution of the securities covered by this prospectus. In order to comply with the securities laws of certain states, if applicable, the securities sold under this prospectus may only be sold through registered or licensed broker-dealers. In addition, in some states the securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from registration or qualification requirements is available and is complied with.

        Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

        In compliance with the guidelines of the Financial Industry Regulatory Authority, or FINRA, the maximum commission or discount to be received by any FINRA member or independent broker dealer may not exceed 8% of the aggregate principal amount of securities offered pursuant to this prospectus. We anticipate, however, that the maximum commission or discount to be received in any particular offering of securities will be less than this amount.

        The distribution of securities may be effected from time to time in one or more transactions, including block transactions and transactions on the New York Stock Exchange or any other organized market where the securities may be traded. The securities may be sold at a fixed price or prices, which may be changed, or at market prices prevailing at the time of sale, at prices relating to the prevailing market prices or at negotiated prices. The consideration may be cash or another form negotiated by the parties. Agents, underwriters or broker-dealers may be paid compensation for offering and selling the securities. That compensation may be in the form of discounts, concessions or commissions to be received from us or the selling stockholders or from the purchasers of the securities. Any selling stockholders and dealers and agents participating in the distribution of the securities may be deemed to be underwriters, and compensation received by them on resale of the securities may be deemed to be underwriting discounts. If any selling stockholders or such dealers or agents were deemed to be underwriters, they may be subject to statutory liabilities under the Securities Act.

        Agents may from time to time solicit offers to purchase the securities. If required, we will name in the applicable prospectus supplement any agent involved in the offer or sale of the securities and set forth any compensation payable to the agent. Unless otherwise indicated in the prospectus supplement, any agent will be acting on a best efforts basis for the period of its appointment. Any agent selling the securities covered by this prospectus may be deemed to be an underwriter, as that term is defined in the Securities Act, of the securities.

        If underwriters are used in a sale, securities will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale, or under delayed delivery contracts or other contractual commitments. Securities may be offered to the public either through underwriting syndicates represented by one or more managing underwriters or directly by one or more firms acting as underwriters. If an underwriter or underwriters are used in the sale of securities, an underwriting agreement will be executed with the underwriter or underwriters, as well as any other underwriter or underwriters, with respect to a particular underwritten offering of securities, and will set forth the terms of the transactions, including compensation of the underwriters and dealers and the public offering price, if applicable. The prospectus and prospectus supplement will be used by the underwriters to resell the securities.

        If a dealer is used in the sale of the securities, we, any selling stockholder or an underwriter will sell the securities to the dealer, as principal. The dealer may then resell the securities to the public at varying prices to be determined by the dealer at the time of resale. To the extent required, we will set forth in the prospectus supplement the name of the dealer and the terms of the transactions.

        We or a selling stockholder may directly solicit offers to purchase the securities and may make sales of securities directly to institutional investors or others. These persons may be deemed to be underwriters within the meaning of the Securities Act with respect to any resale of the securities. To the extent required, the prospectus supplement will describe the terms of any such sales, including the terms of any bidding or auction process, if used.

        Agents, underwriters and dealers may be entitled under agreements which may be entered into with us or a selling stockholder to indemnification by us or the selling stockholder against specified liabilities, including liabilities incurred under the Securities Act, or to contribution by us and/or the selling stockholder to payments they may be required to make in respect of such liabilities. If required, the prospectus supplement will describe the terms and conditions of the indemnification or contribution. Some of the agents, underwriters or dealers, or their affiliates may be customers of, engage in transactions with or perform services for us or our subsidiaries.

        Under the securities laws of some jurisdictions, the securities offered by this prospectus may be sold in those jurisdictions only through registered or licensed brokers or dealers.

        Any person participating in the distribution of common stock registered under the registration statement that includes this prospectus will be subject to applicable provisions of the Exchange Act, and the applicable SEC rules and regulations, including, among others, Regulation M, which may limit the timing of purchases and sales of any of our common stock by that person. Furthermore, Regulation M may restrict the ability of any person engaged in the distribution of our common stock to engage in market-making activities with respect to our common stock. These restrictions may affect the marketability of our common stock and the ability of any person or entity to engage in market-making activities with respect to our common stock.

        Certain persons participating in an offering may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids that stabilize, maintain or otherwise affect the price of the offered securities. These activities may maintain the price of the offered securities at levels above those that might otherwise prevail in the open market, including by entering stabilizing bids, effecting syndicate covering transactions or imposing penalty bids, each of which is described below.

  •
  A stabilizing bid means the placing of any bid, or the effecting of any purchase, for the purpose of pegging, fixing or maintaining the price of a security.

  •
  A syndicate covering transaction means the placing of any bid on behalf of the underwriting syndicate or the effecting of any purchase to reduce a short position created in connection with the offering.

  •
  A penalty bid means an arrangement that permits the managing underwriter to reclaim a selling concession from a syndicate member in connection with the offering when offered securities originally sold by the syndicate member are purchased in syndicate covering transactions.

        These transactions may be effected on an exchange or automated quotation system, if the securities are listed on that exchange or admitted for trading on that automated quotation system, or in the over-the-counter market or otherwise.

        If so indicated in the applicable prospectus supplement, we or a selling stockholder will authorize agents, underwriters or dealers to solicit offers from certain types of institutions to purchase offered securities from us or a selling stockholder at the public offering price set forth in such prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. Such contracts will be subject only to those conditions set forth in the prospectus supplement and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

        In addition, common stock may be issued upon conversion of or in exchange for debt securities or preferred stock.

        Each series of offered securities, other than the common stock which is listed on the New York Stock Exchange, will be a new issue of securities and will have no established trading market. Any underwriters to whom offered securities are sold for public offering and sale may make a market in such offered securities, but such underwriters will not be obligated to do so and may discontinue any market making at any time without notice. The offered securities may or may not be listed on a national securities exchange. No assurance can be given that there will be a market for the offered securities.

        In connection with the sales of the common stock, a selling stockholder may enter into forward sale or hedging transactions with broker-dealers. These broker-dealers may in turn engage in short sales of the common stock in the course of hedging their positions. A selling stockholder may also sell short the common stock and deliver common stock to close out short positions, or loan or pledge the common stock to broker-dealers or others that, in turn, may sell the common stock.

        Any shares of common stock that qualify for sale pursuant to Rule 144 or Regulation S under the Securities Act, may be sold under Rule 144 or Regulation S rather than pursuant to this prospectus.

        To the extent that we or a selling stockholder makes sales to or through one or more underwriters or agents in at-the-market offerings, we will do so pursuant to the terms of a distribution agreement between us and the underwriters or agents. If we engage in at-the-market sales pursuant to a distribution agreement, we will issue and sell our common stock to or through one or more underwriters or agents, which may act on an agency basis or on a principal basis. During the term of any such agreement, we may sell shares on a daily basis in exchange transactions or otherwise as we agree with the underwriters or agents. The distribution agreement will provide that any shares of common stock sold will be sold at prices related to the then prevailing market prices for our common stock. Therefore, exact figures regarding proceeds that will be raised or commissions to be paid cannot be determined at this time and will be described in a prospectus supplement. Pursuant to the terms of the distribution agreement, we also may agree to sell, and the relevant underwriters or agents may agree to solicit offers to purchase, blocks of our common stock or other securities. The terms of each such distribution agreement will be set forth in more detail in a prospectus supplement to this prospectus.

        In the event that any underwriter or agent acts as principal, or broker-dealer acts as underwriter, it may engage in certain transactions that stabilize, maintain or otherwise affect the price of our securities. We will describe any such activities in the prospectus supplement relating to the transaction.

        Offers to purchase the securities offered by this prospectus may be solicited, and sales of the securities may be made, by us or a selling stockholder of those securities directly to institutional investors or others, who may be deemed to be underwriters within the meaning of the Securities Act with respect to any resales of the securities. The terms of any offer made in this manner will be included in the prospectus supplement relating to the offer.

        In connection with offerings made through underwriters or agents, we may enter into agreements with such underwriters or agents pursuant to which we receive our outstanding securities in consideration for the securities being offered to the public for cash. In connection with these arrangements, the underwriters or agents may also sell securities covered by this prospectus to hedge their positions in these outstanding securities, including in short sale transactions. If so, the underwriters or agents may use the securities received from us under these arrangements to close out any related open borrowings of securities.

        One or more firms, referred to as "remarketing firms," may also offer or sell the securities, if the prospectus supplement so indicates, in connection with a remarketing arrangement upon their purchase. Remarketing firms will act as principals for their own accounts or as agents for us or a selling stockholder. These remarketing firms will offer or sell the securities in accordance with a redemption or repayment pursuant to the terms of the securities. The prospectus supplement will identify any remarketing firm and the terms of its agreement, if any, with us or a selling stockholder and will describe the remarketing firm's compensation. Remarking firms may be deemed to be underwriters in connection with the securities they remarket. Remarketing firms may be entitled under agreements that may be entered into with us or any selling stockholder to indemnification by us or such selling stockholder against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended, and may be customers of, engage in transactions with or perform services for us or a selling stockholder in the ordinary course of business.

        Issuer Forward Sale.    We may enter into derivative transactions with third parties or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, such third parties (or affiliates of such third parties) may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, such third parties (or affiliates of such third parties) may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of shares, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of shares. The third parties (or affiliates of such third parties) in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

        Share Borrow Facility.    We or a selling stockholder may loan or pledge securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our securities or in connection with a simultaneous offering of other securities offered by this prospectus or in connection with a simultaneous offering of other securities offered by this prospectus.

LEGAL MATTERS

        The validity of the common stock that may be offered by this prospectus is being passed upon for us by Watson, Farley & Williams (New York) LLP. The validity of the guarantees of our debt securities by our subsidiaries who may guarantee our debt securities is being passed upon for us by Watson, Farley & Williams (New York) LLP as to matters of Marshall Islands law and of Liberian law, Allen & Gledhill as to matters of Singapore law and Montanios & Montanios as to matters of Cypriot law. Certain matters of New York law are being passed on by Morgan, Lewis & Bockius LLP, New York, New York.

EXPERTS

        The financial statements incorporated in this Prospectus by reference to Danaos Corporation's Report on Form 6-K/A dated December 4, 2007 have been so incorporated in reliance on the report of PricewaterhouseCoopers S.A., an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

EXPENSES

        The following are the expenses estimated to be incurred by us in connection with a possible offering of $100.0 million of the securities registered under this registration statement.

SEC Registration Fee	$9,490
Printing	125,000
Legal Fees and Expenses	250,000
Accountants' Fees and Expenses	150,000
NASD Fees	10,500
Trustee's Fees and Expenses	10,000
Miscellaneous Costs	95,010

Total	$650,000

ITEM 8.    INDEMNIFICATION OF DIRECTORS AND OFFICERS

        The Registrant is a Marshall Islands corporation. Section 60 of the Business Corporations Act of the Republic of the Marshall Islands (the "BCA") provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of no contest, or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe his conduct was unlawful.

        A Marshall Islands corporation also has the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him or in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

        To the extent that a director or officer of a Marshall Islands corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in the preceding paragraph, or in the defense of a claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid in advance of the final disposition of such action, suit or proceeding as authorized by the board of directors in the specific case upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized under Section 60 of the BCA.

        Section 60 of the BCA also permits a Marshall Islands corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer against any liability asserted against him and incurred by him in such capacity whether or not the corporation would have the power to indemnify him against such liability under the provisions of Section 60 of the BCA. In this regard, the Registrant has entered into employment agreements with its chief executive officer, chief operating officer and chief financial officer which provide that the Registrant will maintain directors' and officers' liability insurance policies during the term of such executive's employment and for five years thereafter at a level, and on terms and conditions, no less favorable than the coverage the Registrant provides other similarly-situated executives so long as such coverage is available from the carrier and does not increase the cost of such policy by more than 10% per annum.

        The indemnification and advancement of expenses provided by, or granted pursuant to, Section 60 of the BCA are not exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office. In this regard, the Registrant's Bylaws provide that such expenses (including attorneys' fees) incurred by former directors and officers may be so paid upon such terms and conditions, if any, as the Registrant deems appropriate, and the board of directors may authorize the Registrant's legal counsel to represent a present or former director or officer in any action, suit or proceeding, whether or not the Registrant is a party to such action, suit or proceeding. The Registrant's Bylaws further provide for indemnification of directors and officers on the basis described above as being permitted by Section 60 of the BCA and provide, to the extent authorized from time to time by the board of directors of the Registrant, rights to indemnification and to the advancement of expenses to employees and agents of the corporation similar to those conferred to directors and officers of Registrant.

        The Articles of Incorporation of the Registrant provide that no director shall have personal liability to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, but the liability of a director is not limited or eliminated (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not undertaken in good faith or which involve intentional misconduct or a knowing violation of law; or (iii) for any transaction from which the director derived an improper personal benefit.

ITEM 9.    EXHIBITS

Exhibit No.	Description
1.1	Form of underwriting agreement (to be filed as an exhibit to a report on Form 6-K and incorporated herein by reference).
4.1	Form of senior indenture between Danaos Corporation and The Bank of New York, as trustee, with respect to the senior debt securities of Danaos Corporation.*

4.2	Form of subordinated indenture between Danaos Corporation and The Bank of New York, as trustee, with respect to the subordinated debt securities of Danaos Corporation.*
4.3	Common Stock Certificate (Incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form F-1 (Registration No. 333-137459)).
4.4	Form of warrant agreement (to be filed as an exhibit to a report on Form 6-K and incorporated herein by reference).
4.5	Form of senior debt security of Danaos Corporation (included in Exhibit 4.1).
4.6	Form of subordinated debt security of Danaos Corporation (included in Exhibit 4.2).
4.7	Specimen preferred stock certificate (to be filed as an exhibit to a report on Form 6-K and incorporated herein by reference).
4.8	Certificate of Designations (to be filed as an exhibit to a report on Form 6-K and incorporated herein by reference).
4.9	Form of guarantee for senior debt securities (included in Exhibit 4.1).
4.10	Form of guarantee for subordinated debt securities (included in Exhibit 4.2).
4.11	Form of Warrant (included in Exhibit 4.4).
4.12	Stockholder Rights Agreement (Incorporated by reference to Exhibit 10.4 to the Company's Registration Statement on Form F-1 (Registration No. 333-137459)).
5.1	Opinion of Watson, Farley & Williams (New York) LLP (Marshall Islands counsel to the Company).*
5.2	Opinion of Morgan, Lewis & Bockius LLP (United States counsel to the Company).*
5.3	Opinion of Watson, Farley & Williams (New York) LLP (Liberian counsel to the Company).*
5.4	Opinion of Montanios & Montanios (Cypriot counsel to the Company).*
5.5	Opinion of Allen & Gledhill (Singapore counsel to the Company).*
12	Statement regarding computation of ratio of earnings to fixed charges.
23.1	Consent of PricewaterhouseCoopers S.A.
23.2	Consent of Watson, Farley & Williams (New York) LLP (included in Exhibit 5.1).
23.3	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.2).
23.4	Consent of Watson, Farley & Williams (New York) LLP (included in Exhibit 5.3.).
23.5	Consent of Montanios & Montanios (included in Exhibit 5.4.).
23.6	Consent of Allen & Gledhill (included in Exhibit 5.5).
24.1	Powers of Attorney.*
25.1	Form T-1 statement of eligibility and qualification under the Trust Indenture Act of 1939 of The Bank of New York, with respect to the senior indenture.*
25.2	Form T-1 statement of eligibility and qualification under the Trust Indenture Act of 1939 of The Bank of New York, with respect to the subordinated indenture.*

*
Previously filed

ITEM 10.    UNDERTAKINGS

        Each undersigned registrant hereby undertakes:

        To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

            (i)  to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended;

           (ii)  to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended, if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

          (iii)  to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (i), (ii) and (iii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of this registration statement.

        That, for the purpose of determining any liability under the Securities Act of 1933, as amended, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        To file a post-effective amendment to the registration statement to include any financial statements required by Item 8.A of Form 20-F at the start of any delayed offering or throughout a continuous offering. Financial Statements and information otherwise required by Section 10(a)(3) of the Securities Act of 1933, as amended, need not be furnished, provided that the registrant includes in the prospectus, by means of a post-effective amendment, financial statements required pursuant to this paragraph and other information necessary to ensure that all other information in the prospectus is at least as current as the date of those financial statements. Notwithstanding the foregoing, with respect to registration statements on Form F-3, a post-effective amendment need not be filed to include financial statements and information required by Section 10(a)(3) of the Securities Act of 1933, as amended, or Rule 3-19 of the Securities Act of 1933, as amended, if such financial statements and information are contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, that are incorporated by reference in the Form F-3.

        That, for the purpose of determining liability under the Securities Act of 1933, as amended, to any purchaser:

          (A)  Each prospectus filed by a registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

          (B)  Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which the prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

        That, for the purpose of determining liability of a registrant under the Securities Act of 1933, as amended, to any purchaser in the initial distribution of the securities, each undersigned registrant undertakes that in a primary offering of securities of an undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

            (i)  Any preliminary prospectus or prospectus of an undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

           (ii)  Any free writing prospectus relating to the offering prepared by or on behalf of an undersigned registrant or used or referred to by an undersigned registrant;

          (iii)  The portion of any other free writing prospectus relating to the offering containing material information about an undersigned registrant or its securities provided by or on behalf of an undersigned registrant; and

          (iv)  Any other communication that is an offer in the offering made by an undersigned registrant to the purchaser.

        That, for purposes of determining any liability under the Securities Act of 1933, as amended, each filing of Danaos Corporation's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of each registrant pursuant to the foregoing provisions, or otherwise, each registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a registrant of expenses incurred or paid by a director, officer or controlling person of a registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, that registrant will, unless in the opinion of its counsel has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

DANAOS CORPORATION
By:	/s/ JOHN COUSTAS Dr. John Coustas Title: President and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on December 6, 2007

Signature	Title

* Dr. John Coustas	Chairman, President and Chief Executive Officer (Principal Executive Officer)
/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director, Vice President, Treasurer and Chief Operating Officer
* Dimitri J. Andritsoyiannis	Director, Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)
* Andrew B. Fogarty	Director
* Miklós Konkoly-Thege	Director
* Myles R. Itkin	Director
Robert A. Mundell	Director
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN
Name:	Myles R. Itkin
Title:	Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

APPLETON NAVIGATION S.A.
By:	/s/ EFSTATHIOS SFYRIS
	Name:	Efstathios Sfyris
	Title:	President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

* Efstathios Sfyris	Director, President (Principal Executive Officer) and Treasurer (Principal Financial Officer and Principal Accounting Officer)
/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN
Name:	Myles R. Itkin
Title:	Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

AUCKLAND MARINE INC.
By:	/s/ IRAKLIS PROKOPAKIS
	Name:	Iraklis Prokopakis
	Title:	President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Konstantinos	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN
Name:	Myles R. Itkin
Title:	Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

BAKER INTERNATIONAL S.A.
By:	/s/ IRAKLIS PROKOPAKIS
	Name:	Iraklis Prokopakis
	Title:	President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director, President (Principal Executive Officer) and Treasurer (Principal Financial Officer and Principal Accounting Officer)
* Efstathios Sfyris	Director and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN
Name:	Myles R. Itkin
Title:	Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

BALTICSEA MARINE INC.
By:	/s/ IRAKLIS PROKOPAKIS
Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN
Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

BAYARD MARITIME LIMITED
By:	/s/ KONSTANTINOS SFYRIS
Name: Konstantinos Sfyris Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

* Konstantinos Sfyris	Director, President (Principal Executive Officer) and Treasurer (Principal Financial Officer and Principal Accounting Officer)
* Efstathios Sfyris	Director and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN
Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

BAYVIEW SHIPPING INC.
By:	/s/ IRAKLIS PROKOPAKIS
Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN
Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

BLACKSEA MARINE INC.
By:	/s/ IRAKLIS PROKOPAKIS
Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN
Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

BOUNTY INVESTMENT INC.
By:	/s/ EFSTATHIOS SFYRIS
Name: Efstathios Sfyris Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

* Efstathios Sfyris	Director, President (Principal Executive Officer) and Treasurer (Principal Financial Officer and Principal Accounting Officer)
/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN
Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

BOXCARRIER (NO. 1) CORP.
By:	/s/ IRAKLIS PROKOPAKIS
Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN
Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

BOXCARRIER (NO. 2) CORP.
By:	/s/ IRAKLIS PROKOPAKIS
Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN
Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

BOXCARRIER (NO. 3) CORP.
By:	/s/ IRAKLIS PROKOPAKIS
Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN
Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

BOXCARRIER (NO. 4) CORP.
By:	/s/ IRAKLIS PROKOPAKIS
Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN
Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

BOXCARRIER (NO. 5) CORP.
By:	/s/ IRAKLIS PROKOPAKIS
Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN
Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

BOXCARRIER (NO. 6) CORP.
By:	/s/ IRAKLIS PROKOPAKIS
Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN
Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

BOXCARRIER (NO. 7) CORP.
By:	/s/ IRAKLIS PROKOPAKIS
Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN
Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

BOXCARRIER (NO. 8) CORP.
By:	/s/ IRAKLIS PROKOPAKIS
Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN
Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

CELLCONTAINER (NO. 1) CORP.
By:	/s/ IRAKLIS PROKOPAKIS
Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN
Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

CELLCONTAINER (NO. 2) CORP.
By:	/s/ IRAKLIS PROKOPAKIS
Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN
Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

CELLCONTAINER (NO. 3) CORP.
By:	/s/ IRAKLIS PROKOPAKIS
Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN
Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

CELLCONTAINER (NO. 4) CORP.
By:	/s/ IRAKLIS PROKOPAKIS
Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN
Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

CELLCONTAINER (NO. 5) CORP.
By:	/s/ IRAKLIS PROKOPAKIS
Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN
Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

CHANNELVIEW MARINE INC.
By:	/s/ IRAKLIS PROKOPAKIS
Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN
Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

COMMODORE MARINE INC.
By:	/s/ IRAKLIS PROKOPAKIS
Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN
Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

CONSTANTIA MARITIME INC.
By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

CONTAINERS LINES INC.
By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

CONTAINERS SERVICES INC.
By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

CONTINENT MARINE INC.
By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

DELEAS SHIPPING LIMITED
By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)
* Efstathios Sfyris	Director
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

DUKE MARINE INC.
By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

ERATO NAVIGATION INC.
By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director, President (Principal Executive Officer) and Treasurer (Principal Financial Officer and Principal Accounting Officer)
* Angelos Koutsoumpas	Director and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

EXPRESSCARRIER (NO. 1) CORP.
By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director, President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

EXPRESSCARRIER (NO. 2) CORP.
By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director, President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

EXPRESSCARRIER (NO. 3) CORP.
By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director, President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

EXPRESSCARRIER (NO. 4) CORP.
By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director, President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

EXPRESSCARRIER (NO. 5) CORP.
By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director, President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

FEDERAL MARINE INC.
By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

GEOFFREY SHIPHOLDING LIMITED
By:	/s/ EFSTATHIOS SFYRIS Name: Efstathios Sfyris Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

* Efstathios Sfyris	Director, President (Principal Executive Officer) and Treasurer (Principal Financial Officer and Principal Accounting Officer)
/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

HELDERBERG MARITIME INC.
By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

INDEPENDENCE NAVIGATION INC.
By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

KARLITA SHIPPING COMPANY LIMITED
By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Director

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)
* Ioannis Coustas	Director
* Efstathios Sfyris	Director
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

LACEY NAVIGATION INC.
By:	/s/ EFSTATHIOS SFYRIS Name: Efstathios Sfyris Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

* Efstathios Sfyris	Director, President (Principal Executive Officer) and Treasurer (Principal Financial Officer and Principal Accounting Officer)
/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

LATO SHIPPING (PRIVATE) LTD.
By:	/s/ IRAKLIS PROKOPAKIS
Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)
* Konstantinos Sfyris	Director
* Madelyn Kwang Yeit Lam	Director
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN
Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

LITO NAVIGATION INC.
By:	/s/ IRAKLIS PROKOPAKIS
Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director, President (Principal Executive Officer) and Treasurer (Principal Financial Officer and Principal Accounting Officer)
* Efstathios Sfyris	Director and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN
Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

LYDIA INC.
By:	/s/ IRAKLIS PROKOPAKIS
Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director, President (Principal Executive Officer) and Treasurer (Principal Financial Officer and Principal Accounting Officer)
* Efstathios Sfyris	Director and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN
Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

MEDSEA MARINE INC.
By:	/s/ IRAKLIS PROKOPAKIS
Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN
Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

MEGACARRIER (NO. 1) CORP.
By:	/s/ IRAKLIS PROKOPAKIS
Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN
Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

MEGACARRIER (NO. 2) CORP.
By:	/s/ IRAKLIS PROKOPAKIS
Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN
Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

MEGACARRIER (NO. 3) CORP.
By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

MEGACARRIER (NO. 4) CORP.
By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

MEGACARRIER (NO. 5) CORP.
By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

OCEANEW SHIPPING LIMITED
By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Director

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)
* Ioannis Coustas	Director
* Efstathios Sfyris	Director
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

OCEANPRIZE NAVIGATION LIMITED
By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Director

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)
* Ioannis Coustas	Director
* Efstathios Sfyris	Director
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

PENINSULA MARITIME INC.
By:	/s/ KONSTANTINOS SFYRIS Name: Konstantinos Sfyris Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

* Konstantinos Sfyris	Director, President (Principal Executive Officer) and Treasurer (Principal Financial Officer and Principal Accounting Officer)
* Efstathios Sfyris	Director and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

RAMONA MARINE COMPANY LIMITED
By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Director

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)
* Ioannis Coustas	Director
* Efstathios Sfyris	Director
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

SAPFO NAVIGATION INC.
By:	/s/ EFSTATHIOS SFYRIS Name: Efstathios Sfyris Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

* Efstathios Sfyris	Director, President (Principal Executive Officer) and Treasurer (Principal Financial Officer and Principal Accounting Officer)
* Konstantinos Sfyris	Director and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

SARATOGA TRADING S.A.
By:	/s/ KONSTANTINOS SFYRIS Name: Konstantinos Sfyris Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

* Konstantinos Sfyris	Director, President (Principal Executive Officer) and Treasurer (Principal Financial Officer and Principal Accounting Officer)
/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

SEACARAVEL SHIPPING LIMITED
By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Director

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)
* Efstathios Sfyris	Director
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

SEACARRIERS LINES INC.
By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

SEACARRIERS SERVICES INC.
By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

SEASENATOR SHIPPING LIMITED
By:	/s/ EFSTATHIOS SFYRIS Name: Efstathios Sfyris Title: Director

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

* Efstathios Sfyris	Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)
* Konstantinos Sfyris	Director
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

SEDERBERG MARITIME INC.
By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

SPEEDCARRIER (NO. 1) CORP.
By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

SPEEDCARRIER (NO. 2) CORP.
By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

SPEEDCARRIER (NO. 3) CORP.
By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

SPEEDCARRIER (NO. 4) CORP.
By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

SPEEDCARRIER (NO. 5) CORP.
By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

TEUCARRIER (NO. 1) CORP.
By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

TEUCARRIER (NO. 2) CORP.
By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

TEUCARRIER (NO. 3) CORP.
By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

TEUCARRIER (NO. 4) CORP.
By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

TEUCARRIER (NO. 5) CORP.
By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

TITANIUM HOLDINGS INC.
By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director, President (Principal Executive Officer) and Secretary
* Konstantinos Sfyris	Director and Treasurer (Principal Financial Officer and Principal Accounting Officer)
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

TULLY ENTERPRISES S.A.
By:	/s/ KONSTANTINOS SFYRIS Name: Konstantinos Sfyris Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

* Konstantinos Sfyris	Director, President (Principal Executive Officer) and Treasurer (Principal Financial Officer and Principal Accounting Officer)
* Angelos Koutsoumpas	Director and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

TYRON ENTERPRISES S.A.
By:	/s/ EFSTATHIOS SFYRIS Name: Efstathios Sfyris Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

* Efstathios Sfyris	Director, President (Principal Executive Officer) and Treasurer (Principal Financial Officer and Principal Accounting Officer)
/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

VICTORY SHIPHOLDING INC.
By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

WELLINGTON MARINE INC.
By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

WESTWOOD MARINE S.A.
By:	/s/ KONSTANTINOS SFYRIS
Name: Konstantinos Sfyris Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

* Konstantinos Sfyris	Director, President (Principal Executive Officer) and Treasurer (Principal Financial Officer and Principal Accounting Officer)
/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN
Name: Myles R. Itkin Title: Director

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Piraeus, Greece, on December 6, 2007.

WINTERBERG MARITIME INC.
By:	/s/ IRAKLIS PROKOPAKIS
Name: Iraklis Prokopakis Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 2007.

Signature	Title

/s/ IRAKLIS PROKOPAKIS Iraklis Prokopakis	Director and President (Principal Executive Officer)
* Efstathios Sfyris	Director, Treasurer (Principal Financial Officer and Principal Accounting Officer) and Secretary
*By:	/s/ IRAKLIS PROKOPAKIS Name: Iraklis Prokopakis Title: Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

        Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on December 6, 2007.

/s/ MYLES R. ITKIN
Name: Myles R. Itkin Title: Director

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Form of underwriting agreement (to be filed as an exhibit to a report on Form 6-K and incorporated herein by reference).
4.1	Form of senior indenture between Danaos Corporation and The Bank of New York, as trustee, with respect to the senior debt securities of Danaos Corporation.*
4.2	Form of subordinated indenture between Danaos Corporation and The Bank of New York, as trustee, with respect to the subordinated debt securities of Danaos Corporation.*
4.3	Common Stock Certificate (Incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form F-1 (Registration No. 333-137459)).
4.4	Form of warrant agreement (to be filed as an exhibit to a report on Form 6-K and incorporated herein by reference).
4.5	Form of senior debt security of Danaos Corporation (included in Exhibit 4.1).
4.6	Form of subordinated debt security of Danaos Corporation (included in Exhibit 4.2).
4.7	Specimen preferred stock certificate (to be filed as an exhibit to a report on Form 6-K and incorporated herein by reference).
4.8	Certificate of Designations (to be filed as an exhibit to a report on Form 6-K and incorporated herein by reference).
4.9	Form of guarantee for senior debt securities (included in Exhibit 4.1).
4.10	Form of guarantee for subordinated debt securities (included in Exhibit 4.2).
4.11	Form of Warrant (included in Exhibit 4.4).
4.12	Stockholder Rights Agreement (Incorporated by reference to Exhibit 10.4 to the Company's Registration Statement on Form F-1 (Registration No. 333-137459)).
5.1	Opinion of Watson, Farley & Williams (New York) LLP (Marshall Islands counsel to the Company).*
5.2	Opinion of Morgan, Lewis & Bockius LLP (United States counsel to the Company).*
5.3	Opinion of Watson, Farley & Williams (New York) LLP (Liberian counsel to the Company).*
5.4	Opinion of Montanios & Montanios (Cypriot counsel to the Company).*
5.5	Opinion of Allen & Gledhill (Singapore counsel to the Company).*
12	Statement regarding computation of ratio of earnings to fixed charges.
23.1	Consent of PricewaterhouseCoopers S.A.
23.2	Consent of Watson, Farley & Williams (New York) LLP (included in Exhibit 5.1).
23.3	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.2).
23.4	Consent of Watson, Farley & Williams (New York) LLP (included in Exhibit 5.3.).
23.5	Consent of Montanios & Montanios (included in Exhibit 5.4.).
23.6	Consent of Allen & Gledhill (included in Exhibit 5.5).
24.1	Powers of Attorney.*
25.1	Form T-1 statement of eligibility and qualification under the Trust Indenture Act of 1939 of The Bank of New York, with respect to the senior indenture.*
25.2	Form T-1 statement of eligibility and qualification under the Trust Indenture Act of 1939 of The Bank of New York, with respect to the subordinated indenture.*

*
Previously filed

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TABLE OF ADDITIONAL REGISTRANTS
TABLE OF CONTENTS
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
RISK FACTORS
SERVICE OF PROCESS AND ENFORCEMENT OF LIABILITIES
ABOUT THIS PROSPECTUS
PROSPECTUS SUMMARY
Danaos Corporation
The Securities We May Offer
Form of Securities
Payment Currencies
Listing
WHERE YOU CAN FIND ADDITIONAL INFORMATION
INCORPORATION OF CERTAIN INFORMATION BY REFERENCE
RATIO OF EARNINGS TO FIXED CHARGES
USE OF PROCEEDS
CAPITALIZATION
DESCRIPTION OF DEBT SECURITIES
DESCRIPTION OF WARRANTS
DESCRIPTION OF PURCHASE CONTRACTS
DESCRIPTION OF UNITS
DESCRIPTION OF CAPITAL STOCK
FORM, EXCHANGE AND TRANSFER
BOOK-ENTRY PROCEDURES AND SETTLEMENT
MARSHALL ISLANDS COMPANY CONSIDERATIONS
SELLING STOCKHOLDERS
PLAN OF DISTRIBUTION
LEGAL MATTERS
EXPERTS
PART II INFORMATION NOT REQUIRED IN PROSPECTUS EXPENSES
  ITEM 8. INDEMNIFICATION OF DIRECTORS AND OFFICERS
  ITEM 9. EXHIBITS
  ITEM 10. UNDERTAKINGS
SIGNATURES
AUTHORIZED UNITED STATES REPRESENTATIVE
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INDEX TO EXHIBITS